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SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.                        )

☒	Filed by the registrant	☐	Filed by a party other than registrant

Check the appropriate box:

☐	Preliminary proxy statement.
☐	Confidential, for use of the Commission only (as permitted by rule 14a-6(e)(2)).
☒	Definitive proxy statement.
☐	Definitive additional materials.
☐	Soliciting Material under Rule 14a-12.

        COTT CORPORATION
(Name of registration as specified in its charter)

Payment of Filing Fee (Check the appropriate box)

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.
	1.	Title of each class of securities to which transaction applies.
	2.	Aggregate number of securities to which transaction applies:
	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4.	Proposed maximum aggregate value of transaction:
	5.	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
	1.	Amount Previously Paid:
	2.	Form, Schedule or Registration Statement No.:
	3.	Filing Party:
	4.	Date Filed:

Cott Corporation

Notice of Annual and Special Meeting of Shareowners

The Annual and Special Meeting of Shareowners of Cott Corporation will be held

on:	Thursday, April 26, 2007
at:	8:30 a.m. (local time in Toronto)
at the:	St. Andrew's Hall, St. Andrew's Club & Conference Centre 150 King Street West, 27th Floor, Toronto, Ontario, Canada
to:	• receive the financial statements for the year ended December 30, 2006 and the auditors' report on those statements,
• elect directors,
• appoint auditors,
• consider and, if thought fit, pass a resolution in the form set forth in Appendix A to the accompanying proxy circular approving the restatement of Cott's executive investment share purchase plan,
• consider and, if thought fit, pass a resolution in the form set forth in Appendix B to the accompanying proxy circular confirming the amendment to By-Law No. 2002-1 of Cott Corporation to provide for uncertificated shares, and
• transact any other business that properly may be brought before the meeting and any adjournment of the meeting.

By order of the board of directors

Mark R. Halperin
Chief Legal & Ethics Officer and
Corporate Secretary
Toronto, Ontario, Canada
March 26, 2007

Brent D. Willis Chief Executive Officer Cott Corporation 207 Queen's Quay West Suite 340 Toronto, Ontario, Canada M5J 1A7

March 26, 2007

Dear Shareowners:

We are pleased to invite you to attend our annual and special meeting, which will be held at St. Andrew's Hall, St. Andrew's Club & Conference Centre, 150 King Street West, 27th Floor, in Toronto, Ontario, Canada at 8:30 a.m. (Toronto time) on Thursday, April 26, 2007. At this meeting, you will have the opportunity to meet our directors and members of our senior management team, learn more about our Company and our plans for the future, and receive our financial results for the 2006 fiscal year.

The notice of meeting and circular that accompany this letter describe the business to be conducted at the meeting.

Even if you cannot attend the meeting, it is important that your shares be represented and voted by using the enclosed form of proxy. We encourage you to read the circular and vote as soon as possible. We look forward to your participation.

Sincerely,

BRENT D. WILLIS
Chief Executive Officer

Cott Corporation

Annual and Special Meeting of Shareowners

THIS BOOKLET EXPLAINS:

        •
        details of the matters to be voted upon at the meeting, and

        •
        how to exercise your vote even if you cannot attend the meeting.

THIS BOOKLET CONTAINS:

        •
        the notice of the meeting,

        •
        the proxy circular for the meeting, and

        •
        a proxy form that you may use to vote your shares without attending the meeting.

REGISTERED SHAREOWNERS

A form of proxy is enclosed with this booklet. This form may be used to vote your shares if you are unable to attend the meeting in person. Instructions on how to vote using this form are found starting on page 1 of the circular.

NON-REGISTERED BENEFICIAL SHAREOWNERS

If your shares are held on your behalf or for your account by a broker, securities dealer, bank, trust company or other intermediary, you will not be able to vote unless you carefully follow the instructions provided by your intermediary.

The accompanying circular and form of proxy are furnished in connection with the solicitation of proxies by or on behalf of management for use at the annual and special meeting of the shareowners to be held on Thursday, April 26, 2007 and any continuation of the meeting after an adjournment of such meeting.

AVAILABILITY OF FINANCIAL INFORMATION

Note: If you are a shareowner and wish to receive (or continue to receive) our quarterly interim financial statements (and the related management discussion and analysis) by mail, you must complete and return the enclosed request form. If you do not do so, quarterly financial statements will not be sent to you. Financial results are announced by media release, and financial statements are available on our website at www.cott.com, on the SEDAR website maintained by the Canadian securities regulators at www.sedar.com and on the EDGAR website maintained by the United States Securities and Exchange Commission at www.sec.gov.

PROXY CIRCULAR

Table of Contents

i

Cott Corporation
Proxy Circular

        This proxy circular is furnished in connection with the solicitation of proxies by or on behalf of management for use at the annual and special meeting of shareowners that is to be held at the time and place, and for the purposes, described in the accompanying notice of the meeting and any continuation of the meeting after an adjournment of such meeting. This proxy circular and the accompanying proxy are being mailed to our shareowners on or about March 26, 2007.

        All dollar amounts are in United States dollars unless otherwise stated. All information contained in this document is as of February 28, 2007 unless otherwise indicated.

VOTING AT THE MEETING

Who Can Vote

        March 16, 2007 is the record date to determine shareowners who are entitled to receive notice of the meeting. Shareowners at the close of business on that date will be entitled to vote at the meeting.

        As at February 28, 2007, 71,749,630 common shares were outstanding. Each common share entitles the holder to one vote on all matters presented at the meeting.

Voting By Registered Shareowners

        The following instructions are for registered shareowners only. If you are a non-registered beneficial shareowner, please follow your intermediary's instructions on how to vote your shares. See below under "Voting By Non-Registered Beneficial Shareowners".

  Voting in Person

        Registered shareowners who attend the meeting may vote the shares registered in their name on resolutions put before the meeting. If you are a registered holder who will attend and vote in person at the meeting, you do not need to complete or return the form of proxy. Please register your attendance with the scrutineer, Computershare Investor Services Inc., upon your arrival at the meeting.

  Voting by Proxy

        If you are a registered shareowner but do not plan to attend the meeting in person, you may vote by using a form of proxy to appoint someone to come to the meeting as your proxyholder. You either can tell that person how you want your shares to be voted or let that person choose how to vote your shares.

  What Is a Proxy?

        A proxy is a document that authorizes another person to attend the meeting and cast votes on behalf of a registered shareowner at the meeting. If you are a registered shareowner, you can use the accompanying proxy form. You may also use any other legal form of proxy.

  How do You Appoint a Proxyholder?

        Your proxyholder is the person you appoint to cast your votes for you at the meeting. The persons named in the enclosed form of proxy are directors or officers of Cott. You may choose those individuals or any other person to be your proxyholder. Your proxyholder does not have to be a shareowner of Cott. If you want to authorize a director or officer of Cott who is named on the enclosed proxy form as your proxyholder, please leave the line near the top of the proxy form blank, as their names are pre-printed on the form. If you want to authorize another person as your proxyholder, fill in that person's name in the blank space located near the top of the enclosed proxy form.

        Your proxy authorizes the proxyholder to vote and otherwise act for you at the meeting, including any continuation of the meeting if it is adjourned.

  How Will a Proxyholder Vote?

        If you mark on the proxy how you want to vote on a particular issue (by checking FOR, AGAINST or WITHHOLD), your proxyholder must cast your votes as instructed. By checking "WITHHOLD" on the proxy form, you will be abstaining from voting.

        If you do NOT mark on the proxy how you want to vote on a particular matter, your proxyholder is entitled to vote your shares as he or she sees fit. If your proxy does not specify how to vote on any particular matter, and if you have authorized a director or officer of Cott to act as your proxyholder, your shares will be voted at the meeting:

  •
  FOR the election of the nominees named in this proxy circular as directors,

  •
  FOR the appointment of PricewaterhouseCoopers LLP as auditors,

  •
  FOR the approval of the restatement of Cott Corporation's Executive Investment Share Purchase Plan described under "Compensation of Executive Officers — Compensation Discussion and Analysis — Compensation Components — Long-Term Incentives — Proposed Restated EISPP" beginning on page 19 of this proxy circular, in accordance with the resolution attached as Appendix A on page A-1, and

  •
  FOR the amendment to By-Law No. 2002-1 of Cott Corporation to provide for uncertificated shares described under "Corporate Governance — Proposal to Confirm Amendment to By-Laws to Provide for Uncertificated Shares" beginning on page 39 of this proxy circular, in accordance with the resolution attached as Appendix B on page B-1.

        For more information on these matters, please see "Election of Directors" beginning on page 6, "Auditors — Appointment of Auditors" on page 45, "Compensation of Executive Officers — Compensation Discussion and Analysis — Compensation Components — Long-Term Incentives — Proposed Restated EISPP" beginning on page 19, and "Corporate Governance — Proposal to Confirm Amendment to By-Laws to Provide for Uncertificated Shares" beginning on page 39.

        If any amendments are proposed to these matters, or if any other matters properly arise at the meeting, your proxyholder can generally vote your shares as he or she sees fit. The notice of the meeting sets out all the matters to be presented at the meeting that are known to management as of March 16, 2007.

  How do You Deposit a Proxy?

        To be valid, the proxy must be filled out, correctly signed (exactly as your name appears on the proxy form) and returned to the Toronto office of our transfer agent, Computershare Investor Services Inc., by delivering it to:

100 University Avenue
9th Floor
Toronto, Ontario
Canada
M5J 2Y1

        Fax: (416) 263-9524 or 1-866-249-7775 (toll-free in Canada and the U.S.)

by 4:30 p.m. (local time in Toronto, Canada) on April 25, 2007 (or the last business day before any reconvened meeting if the meeting is adjourned) or by presenting it to the Chairman of the meeting before commencement of the meeting (or before the reconvened meeting if the meeting is adjourned).

  How do You Revoke Your Proxy?

        If you want to revoke your proxy after you have delivered it, another properly executed form of proxy bearing a later date should be delivered by you as set out above under "How do You Deposit a Proxy?" or you can clearly indicate in writing that you want to revoke your proxy and deliver this written document to our executive office at:

207 Queen's Quay West
Suite 340
Toronto, Ontario
Canada
M5J 1A7
Attention: Corporate Secretary
Fax: (416) 203-6207

        This revocation must be received by us before the meeting (or before the date of the reconvened meeting if it is adjourned) or be given to the Chairman of the meeting before commencement of the meeting (or before the reconvened meeting if it is adjourned), or in any other way permitted by law.

        If you revoke your proxy and do not replace it with another form of proxy that is properly deposited, you may still vote shares registered in your name in person at the meeting.

Voting By Non-Registered Beneficial Shareowners

        You may be a non-registered beneficial shareowner (as opposed to a registered shareowner) if your shares are held on your behalf or for your account by an intermediary, such as a broker, a securities dealer, a bank or a trust company. Intermediaries generally are required to forward meeting materials to the persons for whom they hold shares. If you are a non-registered beneficial shareowner, it is your intermediary that legally will be entitled to vote your shares at the meeting. To vote your shares, you must carefully follow the instructions that your intermediary provides you. Instead of completing the form of proxy that we have provided, you likely will be asked to complete and deliver a different form to your intermediary, which would instruct the intermediary how to vote your shares at the meeting on your behalf.

        As a non-registered beneficial shareowner, while you are invited to attend the meeting, you will not be entitled to vote at the meeting unless you make the necessary arrangements with your intermediary to do so.

Confidentiality of Vote

        Computershare Investor Services Inc. counts and tabulates proxies in a manner that preserves the confidentiality of your votes. Proxies will not be submitted to management unless:

  •
  there is a proxy contest,

  •
  the proxy contains comments clearly intended for management, or

  •
  it is necessary to determine a proxy's validity or to enable management and/or the board of directors to meet their legal obligations to shareowners or to discharge their legal duties to Cott.

Quorum

        The annual and special meeting requires a quorum, which for this meeting means:

  •
  at least two persons personally present, each being a shareowner entitled to vote at the meeting or a duly appointed proxy for an absent shareowner so entitled, and

  •
  persons owning or representing not less than a majority of the total number of our shares entitled to vote.

How Will Resolutions be Passed?

        All matters that are scheduled to be voted upon at the meeting are ordinary resolutions. Ordinary resolutions are passed by a simple majority: if more than half of the votes that are cast are in favour, the resolution passes (Special resolutions require approval of at least two-thirds of the votes cast. No special resolutions are contemplated at the meeting). Directors who receive the highest vote totals will be elected as directors. Cumulative voting in the election of directors is not permitted. All other matters must be approved by a majority of the votes cast by shareowners that are present or represented and entitled to vote at the meeting. Abstentions and broker non-votes are counted as present and entitled to vote for purposes of establishing a quorum, but they are not counted as votes cast for or against a proposal.

Please Complete Your Proxy

        Our management, with the support of the board of directors, requests that you fill out your proxy to ensure your votes are cast at the meeting. This solicitation of your proxy (your vote) is made on behalf of management. We will pay the cost of proxy solicitation, which primarily will be by mail. Proxies also may be solicited by telephone, in writing or in person by our employees or our transfer agent.

PROCEDURE FOR CONSIDERING SHAREOWNERS PROPOSALS

        If you want to propose any matter for a vote by shareowners at our 2008 annual meeting, you must send your proposal to our Corporate Secretary. In order for your proposal to be considered for inclusion in our 2008 proxy circular and proxy, it must be received by our Corporate Secretary no later than December 25, 2007 at Cott Corporation, 207 Queen's Quay West, Suite 340, Toronto, Ontario, Canada M5J 1A7.

PRINCIPAL SHAREOWNERS

        We are not aware of any person who, as of February 28, 2007, beneficially owned or exercised control or direction over more than 5% of our common shares except as set forth below:

Name	Nature of Ownership or Control	Number of Shares	Percentage of Class

AMVESCAP PLC(1)	Beneficial ownership	12,931,200	18.0%

FMR Corp.(2)	Beneficial ownership	9,326,022	13.0%

T. Rowe Price Associates, Inc.(3)	Beneficial ownership	5,800,251	8.0%

UBS AG(4)	Beneficial ownership	5,524,832	7.8%

UBS Americas Inc.(5)	Beneficial ownership	5,008,575	7.0%

LMM LLC(6)	Beneficial ownership	4,800,000	6.7%

PRIMECAP Management Company(7)	Beneficial ownership	4,208,800	5.9%

Dodge & Cox(8)	Beneficial ownership	3,830,800	5.3%

(1)
Based solely on information reported in an amended Schedule 13G filed by AMVESCAP PLC ("AMVESCAP") on February 14, 2007 with the Securities and Exchange Commission. According to AMVESCAP, as of December 31, 2006, AIM Funds Management Inc. is an investment advisory subsidiary of AMVESCAP, and is the beneficial owner of, and has sole dispositive and voting power over, 12,797,700 of these shares. INVESCO Asset Management Limited, a subsidiary of AMVESCAP, is the beneficial owner of, and holds sole dispositive and voting power over, 122,100 of these shares. INVESCO Asset Management Ireland Limited, a subsidiary of AMVESCAP, is the beneficial owner of, and holds sole dispositive and voting power, over 11,400 of these shares. Each of AMVESCAP's direct and indirect subsidiaries disclaim beneficial ownership of shares beneficially owned by AMVESCAP and any other subsidiary. The address of AMVESCAP is 30 Finsbury Square, London EC2A 1AG, England.

(2)
Based solely on information reported in an amended Schedule 13G filed by FMR Corp. on February 13, 2007 with the Securities and Exchange Commission on behalf of itself and others listed therein. FMR Corp. is the beneficial owner of these shares and has sole dispositive power as to them, and has sole voting power as to 1,896,222 of these shares. According to FMR Corp., various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, common shares of the company. The interest of one person included in this Schedule 13G, Fa Mid Cap Stock Fund, an investment company registered under the Investment Company Act of 1940, amounted to 3,982,100 shares or 5.51% of the outstanding common shares of the company. The address of FMR Corp. is 82 Devonshire Street, Boston, Massachusetts, 02109.

(3)
Based solely on information reported in an amended Schedule 13G filed by T. Rowe Price Associates, Inc. ("Price Associates") on February 13, 2007 with the Securities and Exchange Commission. According to Price Associates, these securities are owned by various individual and institutional investors for which Price Associates serves as investment adviser with power to direct investments and/or sole power to vote the securities. Price Associates has sole dispositive power over these securities and sole voting power over 1,418,494 of these shares. T. Rowe Price Mid-Cap Growth Fund, Inc., which filed jointly with Price Associates, holds sole voting power over 3,840,000 of these shares or 5.3% of the outstanding common shares of the company, without dispositive power. For purposes of the reporting requirement of the Exchange Act, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities. The address of T. Rowe Price Associates, Inc. is 100 E. Pratt Street, Baltimore, Maryland, 21202.

(4)
Based solely on information reported in a Schedule 13G filed jointly by UBS AG, UBS Americas Inc., and UBS Global Asset Management (Americas) Inc. on February 21, 2007 with the Securities and Exchange Commission. UBS AG made the filing for the benefit of and on behalf of the UBS Global Asset Management business group. UBS AG has beneficial ownership of 4,619,025 of these shares and shared dispositive power over 5,524,832 of these shares. UBS AG's address is Bahnhofstrasse 45, PO Box CH-8021, Zurich, Switzerland. The Schedule 13G also reports that UBS Global Asset Management (Americas) Inc. has beneficial ownership of, and holds sole voting power and shared dispositive power over, 2,104,900 of these shares, or 2.9% of the outstanding common shares. UBS Global Asset Management (Americas) Inc.'s address is One North Wacker, Chicago, Illinois, 60606. For purposes of the reporting requirement of the Exchange Act, each entity is deemed to be a beneficial owner of those securities attributed to it; however, each entity expressly disclaims that it is, in fact, the beneficial owner of such securities.

(5)
Based solely on information reported in a Schedule 13G filed jointly by UBS AG, UBS Americas Inc., and UBS Global Asset Management (Americas) Inc. on February 21, 2007 with the Securities and Exchange Commission. UBS AG made the filing for the benefit of and on behalf of the UBS Global Asset Management business group. UBS Americas Inc. has sole voting power over 4,176,075 of these shares and beneficial ownership of and shared dispositive power over 5,008,575 of these shares. For purposes of the reporting requirement of the Exchange Act, UBS Americas Inc. is deemed to be an indirect beneficial owner of those securities because of its ownership of UBS Global AM; however, UBS Americas Inc. expressly disclaims that it is, in fact, the beneficial owner of such securities. UBS Americas Inc.'s address is 677 Washington Blvd., Stamford, CT, 06901.

(6)
Based solely on information reported in a Schedule 13G filed jointly by LMM LLC and Legg Mason Opportunity Trust on February 15, 2007 with the Securities and Exchange Commission, which indicates that they share dispositive and voting power over these shares. The address of both LMM LLC and Legg Mason Opportunity Trust is 100 Light Street, Baltimore, Maryland, 21202.

(7)
Based solely on information reported in an amended Schedule 13G filed by PRIMECAP Management Company on February 13, 2007 with the Securities and Exchange Commission. According to PRIMECAP Management Company, as of December 31, 2006, it is the beneficial owner of these shares, with sole voting power as to 1,993,100 of these shares and sole dispositive power as to all shares. The address of PRIMECAP Management Company is 225 South Lake Avenue, #400, Pasadena, California, 91101.

(8)
Based solely on information reported in a Schedule 13G filed by Dodge & Cox on February 13, 2007 with the Securities and Exchange Commission. According to Dodge & Cox, as of December 31, 2006, it is the beneficial owner of, and holds sole dispositive and voting power over, these shares. The address of Dodge & Cox is 555 California Street, 40th Floor, San Francisco, California, 94104.

FINANCIAL STATEMENTS

        At the meeting, we will submit Cott's annual consolidated financial statements for the year ended December 30, 2006, and the related report of the auditors, to you. No vote will be taken regarding the financial statements.

ELECTION OF DIRECTORS

        The Corporate Governance Committee of the board reviews annually the qualification of persons proposed for election to the board and submits its recommendations to the board for consideration. In the opinion of the Corporate Governance Committee and the board, each of the eleven nominees for election as a director is well qualified to act as a director of Cott and, together, the nominees bring the mix of independence, expertise and experience necessary for the board and its committees to function effectively. Our approach to corporate governance and the roles of the board and its committees are described under "Corporate Governance".

        During the fiscal year ended December 30, 2006, the board of directors held 12 meetings. Each of our current directors who were directors in 2006 attended in person or by telephone all of the applicable meetings of the board of directors and committees on which they served in 2006, except for: (i) Mr. Adair who attended 11 of 12 meetings of the board; (ii) Mr. Burnett who attended three of four meetings of the board held since his appointment to the board; (iii) Mr. Gouin who attended 11 of 12 meetings of the board and five of six meetings of the Human Resources and Compensation Committee held while he was a member of such committee; (iv) Ms. Hess who attended 10 of 12 meetings of the board; (v) Mr. Livingston who attended 11 of 12 meetings of the board; (vi) Ms. Magee who attended 10 of 12 meetings of the board and six of seven meetings of the Human Resources and Compensation Committee; (vii) Mr. Prozes who attended 11 of 12 meetings of the board and six of seven meetings of the Audit Committee; (viii) Mr. Watt who attended 10 of 12 meetings of the board; and (ix) Mr. Weise who attended 10 of 12 meetings of the board. The Corporate Governance Committee is responsible for assessing and addressing any meeting attendance issues, as appropriate.

        Set out below is certain information concerning our nominees for election as directors of Cott. Colin J. Adair and W. John Bennett will not be standing for re-election this year. On March 14, 2007, the board elected Mr. David T. Gibbons as a director, in accordance with the provisions of Cott's articles of amalgamation. The board has considered the independence of each of the nominees for election as directors of Cott for purposes of the rules of the New York Stock Exchange and, where applicable, National Instrument 58-101 Disclosure of Corporate Governance Practice ("NI 58-101") of the Canadian Securities Administrators. The nominees for election as directors who are not independent are Mr. Weise, Mr. Willis and Mr. Halperin. See "Certain Relationships and Related Transactions" for further discussion of the board's determinations as to independence.

Nominee	Committee Membership

George A. Burnett, 51, of Cherry Hills Village, Colorado, U.S.A., has served on the board since June 2006. He is currently Chief Executive Officer of Alta Colleges, Inc. (national provider of post-secondary education services). Mr. Burnett was Chairman of R.H. Donnelley Corporation in 2006 and Chief Executive Officer of Dex Media, Inc. from 2001 to 2005, both yellow pages and local commercial search companies.	Human Resources and Compensation Committee

David T. Gibbons, 63, of Fennville, Michigan, U.S.A., was appointed to the board in March 2007. Mr. Gibbons is currently Executive Chairman of Perrigo Company (manufacturer of retailer brand over-the-counter pharmaceutical and nutritional products) and, effective April 2007, he will assume the role of Non-Executive Chairman. From 2000 to 2006, he was President and Chief Executive Officer of Perrigo Company, and also held the role of Chairman from 2003 to 2006. Mr. Gibbons also serves on the board of directors of Robbins & Myers, Inc. (a manufacturer of fluid management products).	—

Serge Gouin, 63, of Outremont, Quebec, Canada, has served on the board since 1986 and is the lead independent director. Mr. Gouin is currently Chairman of Quebecor Media Inc. (communications, media and entertainment conglomerate). From March 2004 to May 2005 Mr. Gouin was President and Chief Executive Officer of Quebecor Media Inc. In the past five years, Mr. Gouin was also Vice Chairman, Salomon Smith Barney Canada, Inc. (financial services company) until 2003 and advisory director of Citigroup Global Markets Canada Inc. (financial services company) from 2003 to 2004. Mr. Gouin is also a director of Onex Corporation (conglomerate), TVA Group Inc. (broadcast communications company), Quebecor Media Inc., Sun Media Corporation (newspaper publishing company) and Videotron Limited (cable television company).	Corporate Governance Committee

Stephen H. Halperin, 57, of Toronto, Ontario, Canada, has served on the board since 1992. In the past five years, Mr. Halperin has been a partner at Goodmans LLP (law firm) and a member of that firm's executive committee. Mr. Halperin is also a trustee of KCP Income Fund (private label and custom household chemical and personal products manufacturing). Mr. Halperin was a director of AT & T Canada Inc. (now known as Allstream Inc.) when it filed for bankruptcy protection in Canada and the United States in late 2002. That company emerged from bankruptcy protection in early 2003, at which point Mr. Halperin ceased to be one of its directors. Mr. Halperin is the brother of Mark Halperin, Cott's Chief Legal & Ethics Officer and Corporate Secretary.	—

Betty Jane Hess, 58, of Hingham, Massachusetts, U.S.A., has served on the board since July 2004. Prior to her retirement in mid-2004, Ms. Hess was (and had been for the prior five years) Senior Vice President, Office of the President, of Arrow Electronics, Inc. (electronics distributor). Ms. Hess is also a director of The ServiceMaster Company (residential and commercial outsourcing services).	Human Resources and Compensation Committee

Philip B. Livingston, 49, of Basking Ridge, New Jersey, U.S.A., has served on the board since 2003. Mr. Livingston is currently Vice Chairman of Approva Corporation (provider of enterprise controls management software). Prior to that, he was the Chief Financial Officer of Duff & Phelps LLC (provider of independent financial advisory and valuation services) from March 2006 until September 2006. Prior to that he had been the Vice Chairman of Approva Corporation since 2005. Prior to that and from 2003 he had been Chief Financial Officer and a member of the board of World Wrestling Entertainment, Inc. (media and entertainment company). Prior to that, he served as President and Chief Executive Officer of Financial Executives International, a membership organization for chief financial officers, controllers and treasurers, a position that he held from 1999 to 2003. Mr. Livingston holds an M.B.A. from the University of California, Berkeley, California, U.S.A, is a Certified Public Accountant and is on the Board of Examiners for the Uniform CPA Examination of the American Institute of Certified Public Accountants.	Audit Committee and Corporate Governance Committee

Christine A. Magee, 47, of Oakville, Ontario, Canada, has served on the board since 2002. Ms. Magee is currently President of Sleep Country Canada Inc. (mattress retailer), a position that she has held for longer than the past five years. Ms. Magee is also a trustee of Sleep Country Canada Income Fund.	Human Resources and Compensation Committee

Andrew Prozes, 61, of Greenwich, Connecticut, U.S.A., has served on the board since January 2005. Mr. Prozes is, and has been for the past five years, Global Chief Executive Officer of LexisNexis Group (provider of legal, news and business information). Mr. Prozes also serves on the board of directors of Reed Elsevier plc and Reed Elsevier NV (publisher and information provider). Mr. Prozes holds an M.B.A. from York University, Toronto, Ontario, Canada.	Audit Committee

Donald G. Watt, 71, of Toronto, Ontario, Canada, has served on the board since 1992. Mr. Watt is currently Chairman and Chief Executive Officer of DW + Partners Inc. (design merchant bank). From August 1966 to September 2003, Mr. Watt held the position of Chairman of Watt International Inc. (marketing and design company). Mr. Watt is also a director of Aastra Telecom, Inc. (telecommunications manufacturer), Forzani Group, Inc. (sporting goods retailer), Immunotec Inc. (nutritional product manufacturer and distributor), Menu Foods Gen Par Limited (pet food manufacturer) and Pethealth Inc. (provider of pet insurance).	—

Frank E. Weise III(1), 62, of Vero Beach, Florida, U.S.A., has served on the board since June 1998 and has been Chairman of the board since January 2002. Mr. Weise served as President of Cott from June 1998 to July 2003, and Chief Executive Officer of Cott from June 1998 to August 2004. Mr. Weise is also an operating partner and managing director of J.W. Childs Associates, L.P. (a private equity investment firm).	—

Brent D. Willis(2), 46, of Tampa, Florida, U.S.A., has served on the board since May 2006. Mr. Willis is our Chief Executive Officer. From August 2004 to May 2006, Mr. Willis was Zone President the Asia Pacific Region of InBev SA (brewer). From September 2003 to August 2004, Mr. Willis was Chief Commercial Officer, and prior to September 2003, was Chief Marketing and Sales Officer of InBev SA.	—

(1)
Under an agreement entered into on April 28, 2004, we have agreed to submit the name of Frank Weise for election to the board of directors at each annual meeting and to recommend his continued appointment as chairman of our board, as described under "Compensation of Directors".

(2)
Under an agreement entered into on May 16, 2006, we have agreed to submit the name of Brent D. Willis for election to the board of directors at each annual meeting during the term of that agreement.

        It is intended that each director will hold office until the close of business of the 2008 annual meeting or until they cease to hold office. Cott does not have a retirement policy for its directors.

        Unless otherwise instructed, the persons named in the accompanying form of proxy intend to vote FOR the election to the board of directors of the eleven nominees who are identified above. Management does not contemplate that any of the nominees will be unable to serve as a director. If, for any reason at the time of the meeting, any of the nominees is unable to serve, then the persons named in the accompanying form of proxy will, unless otherwise instructed, vote at their discretion for a substitute nominee or nominees.

SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

Security Ownership

        The following table and the notes that follow show the number of our common shares beneficially owned as of February 28, 2007 by each of our directors and the individuals named in the Summary Compensation Table, as well as by the directors and executive officers as a group.

Name	Common Shares Beneficially Owned, Controlled or Directed(1)		Common Shares Percentage of Class

Colin J. Adair	44,055.825	(2)	0.06%

W. John Bennett	42,322.885	(3)	0.06%

George A. Burnett	2,067.627		0.00%

Serge Gouin	256,525.869	(4)	0.36%

Stephen H. Halperin(5)	42,500.000	(6)	0.06%

Betty Jane Hess	37,689.472	(7)	0.05%

Philip B. Livingston	35,363.424	(8)	0.05%

Christine A. Magee	34,302.355	(9)	0.05%

Andrew Prozes	28,000.000	(10)	0.04%

Donald G. Watt	11,185.808	(11)	0.02%

Frank E. Weise III	771,504.358	(12)	1.06%

Brent D. Willis	96,600.000		0.13%

Tina Dell'Aquila	68,540.529	(13)	0.10%

Mark R. Halperin	207,269.979	(14)	0.29%

John Dennehy	65,410.970	(15)	0.09%

Abilio Gonzalez	0		0.00%

John K. Sheppard(16)	0		0.00%

B. Clyde Preslar(17)	1,388.130		0.00%

Mark Benadiba(18)	0		0.00%

Colin D. Walker(19)	3,033.000		0.00%

Directors and executive officers as a group (consisting of 19 persons, including the current directors and executive officers named above)	1,743,339.101	(20)	2.42%

(1)
Each director and officer has provided the information on shares beneficially owned, controlled or directed.

(2)
Includes 35,000 common shares subject to stock options that have vested or will vest on or before April 29, 2007.

(3)
Includes 25,000 common shares subject to stock options that have vested or will vest on or before April 29, 2007. 10,000 of Mr. Bennett's common shares are held in a brokerage margin account.

(4)
Includes 60,000 common shares subject to stock options that have vested or will vest on or before April 29, 2007.

(5)
Mr. Halperin is also one of three trustees of The Nancy Pencer Trust, which has indirect control over 27,808 common shares through holdings of various private corporations. Mr. Halperin disclaims any beneficial ownership of such shares.

(6)
Includes 10,000 common shares subject to stock options that have vested or will vest on or before April 29, 2007.

(7)
Includes 25,000 common shares subject to stock options that have vested or will vest on or before April 29, 2007.

(8)
Includes 25,000 common shares subject to stock options that have vested or will vest on or before April 29, 2007.

(9)
Includes 25,000 common shares subject to stock options that have vested or will vest on or before April 29, 2007.

(10)
Includes 25,000 common shares subject to stock options that have vested or will vest on or before April 29, 2007. 3,000 of Mr. Prozes' shares are held in a brokerage margin account.

(11)
Includes 5,000 common shares subject to stock options that have vested or will vest on or before April 29, 2007.

(12)
Includes 700,000 common shares subject to stock options that have vested or will vest on or before April 29, 2007.

(13)
Includes 56,250 common shares subject to stock options that have vested or will vest on or before April 29, 2007.

(14)
Includes 166,000 common shares subject to stock options that have vested or will vest on or before April 29, 2007.

(15)
Includes 62,000 common shares subject to stock options that have vested or will vest on or before April 29, 2007.

(16)
The employment of Mr. Sheppard as our President and Chief Executive Officer came to an end effective May 13, 2006.

(17)
The employment of Mr. Preslar as our Executive Vice President and Chief Financial Officer came to an end effective December 1, 2006.

(18)
The employment of Mr. Benadiba as our Vice President of North American Operations came to an end effective August 1, 2006.

(19)
The employment of Mr. Walker as our Senior Vice President, Corporate Resources came to an end effective August 1, 2006.

(20)
Includes 1,219,250 common shares subject to stock options that have vested or will vest on or before April 29, 2007.

Section 16(a) Beneficial Ownership Reporting Compliance

        Our directors and executive officers and beneficial owners of more than 10% of our common shares, as well as certain affiliates of those persons, must file reports with the Securities and Exchange Commission showing the number of common shares they beneficially own and any changes in their beneficial ownership.

        Based on our review of these reports, and written representations, if any, of our directors and executive officers, we believe that all required reports were filed in 2006 in a timely manner except: (i) one acquisition of shares pursuant to the Share Plan for Non-Employee Directors for the benefit of George A. Burnett on August 11, 2006 was inadvertently not reported until September 19, 2006; and (ii) two acquisitions of shares pursuant to the Share Plan for Non-Employee Directors for the benefit of Colin J. Adair, W. John Bennett, Serge Gouin, Betty Jane Hess, Donald G. Watt and Christine A. Magee on February 7, 2006 and August 11, 2006 were inadvertently not reported until February 16, 2006 and September 19, 2006, respectively.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        The board has determined that eight of the nominees for director, George A. Burnett, David T. Gibbons, Serge Gouin, Betty Jane Hess, Philip B. Livingston, Christine A. Magee, Andrew Prozes and Donald G. Watt, are independent within the meaning of the rules of the New York Stock Exchange and NI 58-101. A director is "independent" in accordance with the rules of the New York Stock Exchange and NI 58-101 if the board affirmatively determines that such director has no material relationship with us (either directly or as a partner, shareowner or officer of an organization that has a relationship with us).

        Both Mr. Watt and a company controlled by him have business relationships with Wal-Mart Stores Inc., our largest customer. The board has determined that such relationships are not sufficiently significant to Wal-Mart to affect Mr. Watt's ability to act with a view to our best interests and are not material to us.

        Our board has determined that neither Mr. Weise nor Mr. Willis are independent directors, as each is an employee and officer or past employee or officer of the company. In addition, Mr. Halperin is a non-management director but not an independent director as he is the brother of Mark R. Halperin, our Chief Legal & Ethics Officer and Corporate Secretary. Stephen H. Halperin is also a partner of Goodmans LLP, a law firm that provides counsel to us on a regular basis.

        Each director and nominee for election as director delivers to the company annually a questionnaire that includes, among other things, a request for information relating to any transactions in which both the director or nominee, or their family members, and the company participates, and in which the director or nominee, or such family member, has a material interest. The board of directors is requested to review all such transactions reported to it by a director or nominee in response to the questionnaire, or that are brought to its attention by management or otherwise. After review, the disinterested directors would approve, ratify or disapprove such transactions. Management would also update the board of directors as to any material changes to proposed transactions as they occur.

COMPENSATION OF EXECUTIVE OFFICERS

Compensation Discussion and Analysis

  Overview of Compensation Program

        The Human Resources and Compensation Committee (the "Committee") of the board has responsibility for reviewing and approving the recommendations of management with respect to the appropriate management compensation policies, programs and levels, and continually monitoring adherence to the company's compensation philosophy. The Committee is responsible for ensuring that the total compensation paid to the executive officers is fair, reasonable and competitive. The Committee must recommend to the board of directors, and the board must review and, if it deems appropriate, approve all changes to, our Chief Executive Officer's compensation package. In addition, beginning in fiscal 2007, the Committee must review and approve all offers made to candidates for positions within Cott that would report directly to our Chief Executive Officer. Also, the Committee approves severance packages, if any, to departing executive officers.

        The Committee is comprised of three members: Betty Jane Hess (chair); George A. Burnett; and Christine A. Magee. The board has determined that all members are independent within the meaning of the rules of the New York Stock Exchange and NI 58-101. The Committee's charter is available on the company's website (www.cott.com).

  Company Objectives

        The primary objectives of the company's current compensation program are to increase the risk/reward ratio for Cott's executives, focus management on long-term strategic issues, and align management's interests with those of Cott's shareowners in the sustained growth of shareowner value. The Committee has reviewed and approved management's design of the compensation program to provide sufficient compensation opportunities for executives in order to attract, retain and motivate the best possible management team to lead Cott in the achievement of both its short- and long-term performance goals. The Committee has identified that the first step in attracting new, high-performing executives and retaining the ones already in place is to ensure that its compensation program is competitive in the marketplace. Furthering these goals, the company's compensation packages for executive officers, including the Chief Executive Officer, consist of a base salary, opportunities for bonus cash compensation, and long-term compensation in the form of equity ownership. To this end, Cott has established four long-term compensation plans: the Executive Investment Share Purchase Plan; the Performance Share Unit Plan; the Share Appreciation Rights Plan; and the Common Share Option Plan. The Committee has selected these components because it believes they align our executives' interests with those of our shareowners, and motivate our executives to achieve the company's long-term goals.

  Role of Executive Officers in Compensation Decisions

        Each of our named executive officers has a written employment agreement or offer letter setting forth the material terms of employment. Our Chief Executive Officer's employment agreement was approved by the Committee and by our independent directors.

        On an ongoing basis, the Committee determines what adjustments to base salary, the amount of cash bonus, performance targets for performance-based compensation, and the appropriate level and targets for other compensation, if any, would be appropriate for the executives. The Committee, annually and as it otherwise deems appropriate, meets with our Chief Executive Officer and our Chief People Officer to obtain recommendations with respect to the company compensation programs and packages for executives and other employees. These officers may make recommendations to the Committee on base salary, performance targets and other terms, which the Committee may consider. The Committee is not bound to and does not always accept management's recommendations with respect to executive compensation.

  Setting Executive Compensation

        At the Committee's first meeting of each fiscal year, our Chief Executive Officer and our Chief People Officer present their recommendations for changes to annual base salary, performance bonus amounts and long-term incentives. The Committee considers management's proposals, reviews independent data to validate these recommendations and, if acceptable, approves them. Based on the objectives discussed above and subject to the Committee's approval, management structures the company's annual and long-term incentive-based cash and non-cash executive compensation to motivate its management team to achieve the performance goals set by the company and reward the executives for achieving such goals. In addition to seeking the recommendations of our Chief Executive Officer and our Chief People Officer and, when appropriate, directors not serving on the Committee, the Committee has the authority to access (at our expense) independent, outside compensation consultants for both advice and competitive data for the purposes of determining the level and nature of Cott's executive compensation.

        In fiscal 2006, the Committee engaged Frederick W. Cook & Co. Inc. ("Cook") and Mercer Human Resource Consulting ("Mercer") as independent compensation consultants. The Committee engaged Cook to assist in the preparation of and presentation to our board of directors the offer of employment to our Chief Executive Officer, Brent D. Willis. The Committee also engaged Mercer to assess the marketplace and determine a peer group of companies to use as a primary data source in setting competitive market levels for executive and other compensation. Mercer also developed benchmarks for comparison to the competitive market, and assisted the Committee in establishing consistent policies for change in control practices and grants under long-term incentive compensation plans.

        As a result of Mercer's recommendations, in making compensation decisions, the Committee compares each element of total compensation against a peer group of selected North American fast moving consumer goods and retailer organizations, with revenues between $1 billion and $8 billion. This peer group is periodically reviewed by the Committee, and consists of companies against which the Committee believes Cott competes for talent and for shareowner investment. The peer group is currently made up of the following companies:

Peer Companies used for Compensation Comparison
Alberto — Culver Company	Molson Coors Brewing Company
The Andersons, Inc.	PepsiAmericas, Inc.
Campbell Soup Company	Premium Standards Farms, Inc.
Casey's General Stores, Inc.	Ralcorp Holdings, Inc.
Constellation Brands, Inc.	Reynolds American Inc.
The Estee Lauder Companies Inc.	Ruddick Corporation
Flowers Foods, Inc.	Sanderson Farms, Inc.
Gold Kist Inc.	Seaboard Corporation
H.J. Heinz Company	Smart and Final Inc.
The Hershey Company	United Natural Foods, Inc.
Hormel Foods Corporation	Weis Markets, Inc.
Lancaster Colony Corporation	Whole Foods Market, Inc.
Loews Corporation — Carolina Group	Wm. Wrigley Jr. Company

        Relative to the competitive market data collected for the peer group companies, the Committee intends that the overall total compensation opportunity of the executive group for the achievement of target performance should fall between the median and the 75th percentile for the average total compensation of executives performing similar functions in the competitive market. Variations to this objective may occur as dictated by the experience level of the individual and market factors. Each year, after assessing the competitive market data, management makes recommendations to the Committee to ensure competitive alignment. The Committee considers management's proposals, reviews the independent data to validate the recommendations and, if acceptable, approves them.

  Long-Term versus Currently-Paid Compensation

        Currently-paid compensation to Cott's executives includes base salaries, which are paid periodically throughout the fiscal year, cash bonuses based on performance targets proposed by management and approved by the Committee, which are awarded after the end of the fiscal year, and perquisites and personal benefits, which are paid consistent with the company's policies in appropriate circumstances. The company's long-term compensation includes stock options, participation in the Executive Investment Share Purchase Plan, which, if approved by our shareowners at the meeting, will be restated, the Performance Share Unit Plan and the Share Appreciation Rights Plan. Our executives may also participate in Cott's defined contribution retirement plan, and Canadian executives may contribute to the Canadian Employee Share Purchase Plan. In addition, in Canada, the company has a Group RRSP (Registered Retirement Savings Plan)/DPSP (Deferred Profit Sharing Plan), and in the United States, we have a 401(k) plan, each of which is open to all salaried and non-union employees in that country.

        The company's compensation structure for its executives attempts to balance the need of Cott's executives for current income with the need to create long-term incentives that are directly tied to the company's achievement of its long-term targets and the growth in shareowner value. The allocation between cash and non-cash or short-term and long-term incentive compensation is set by the terms of the individual employment agreement or offer letter and the terms of our incentive plans. Income from elements of incentive compensation is realized as a result of the performance of the company or the executive, depending on the type of award, compared to goals proposed by management and approved by the Committee on an annual basis. Historically, the majority of Cott's executives' compensation packages have been in the form of annual base salary and performance bonuses.

  Compensation Components

        For the fiscal year ended December 30, 2006, the principal compensation components for Cott's named executive officers consisted of the following:

  •
  base salary — fixed pay that takes into account an individual's role and responsibilities, experience, expertise, and individual performance;

  •
  performance bonuses — paid to reward attainment of annual performance targets;

  •
  long-term incentives — paid to reward increases in shareowner value over longer terms and align the interests of executives with the interests of shareowners;

  •
  retirement benefits — paid to attract and retain superior executives; and

  •
  perquisites and other personal benefits.

  Base Salary

        The company provides named executive officers and other employees with base salary to compensate them for services rendered during the fiscal year. Base salary is determined by an annual assessment of a number of factors, including position and responsibilities, experience, individual job performance relative to responsibilities, impact on development and achievement of the company's business strategy, and competitive market factors for comparable talent. The Committee intends that base salary, together with other principal components of compensation at target opportunity levels, will fall between the median and the 75th percentile levels of the peer group, and the Committee periodically evaluates market data relating to base salaries for comparable roles among the company's peer group provided by our outside consultant.

        The Committee reviews salary levels periodically and may make adjustments, if warranted, after an evaluation of executive and company performance, salary increase trends in our geographic marketplaces, current salary competitive positioning, and any increase in responsibilities assumed by the executive.

        Base salary for our named executive officers in fiscal 2006 is shown in the Summary Compensation Table, under the heading "Salary" on page 23 of this proxy circular.

  Performance Bonuses

  General

        The Committee believes that some portion of overall cash compensation for executive officers should be "at risk," that is, contingent on successful achievement of the company's corporate targets. To that end, and depending on our financial and operating performance, the Committee augments cash compensation in appropriate circumstances with the payment of performance-based bonuses. The Committee determines eligibility for performance bonuses at the beginning of the fiscal year based on market competitiveness, impact of each participant's role within Cott, and the participant's long-term contributions; however, the Committee may determine that certain individuals whom it previously deemed eligible should not receive a performance bonus if their performance reviews result in a rating below acceptable levels for the relevant period. The addition of bonuses in these situations more closely aligns an individual's overall compensation with his or her performance and/or the profitability of the business unit for which the individual is accountable. The Committee believes that this bonus arrangement presents the executives with clear, quantified targets that, if achieved, will focus the executives on long-term strategic issues, and align management's interests with those of our shareowners in the sustained growth of shareowner value. The fact that the executive will then be rewarded for meeting or exceeding these targets provides incentives for him or her to do so.

        In certain cases, including in connection with the appointments of Brent D. Willis and Abilio Gonzalez in fiscal 2006 as discussed below, we may guarantee an executive a performance bonus. We may do this as an inducement for a new executive to enter into employment with the company, or in circumstances in which it is difficult to set performance targets for a particular executive.

  Setting Performance Targets

        Performance bonuses have historically been awarded based on the achievement of pre-established corporate targets; however, as of the 2007 fiscal year, 70% of the amount of performance bonuses that may be payable will be calculated based on achieving corporate targets, with the remaining 30% based on achieving individual targets. The corporate targets vary depending on the area in which the bonus-eligible executive is employed; the area in which an individual is employed determines the "bonus pool" from which he or she may receive a performance bonus payment. For fiscal 2006, there were six major bonus pools identified at the start of the year and for fiscal 2007 there are also six major bonus pools. Management recommends the performance criteria targets each year to the Committee, which approves them, if acceptable. For fiscal 2007, the Committee has reserved the right to grant our named executive officers performance bonuses of up to four times the target bonus amount based on achievement of goals in excess of the target goals.

        Pursuant to the terms of his employment agreement, our Chief Executive Officer, Brent D. Willis, was guaranteed a performance bonus for fiscal 2006 based on 100% of his annual base salary prorated from May 16, 2006. In addition, our Chief People Officer, Abilio Gonzalez, was guaranteed a performance bonus for fiscal 2006 based on 100% of his annual base salary prorated from August 1, 2006. The performance targets for the other named executive officers in fiscal 2006 were based on various metrics, depending on the particular bonus pool applicable to each named executive officer. All of our named executive officers except for John Denney were in the corporate bonus pool in fiscal 2006. Mr. Dennehy participated in our North American sales bonus pool. For the corporate bonus pool, performance targets for fiscal 2006 were based on a mix of earnings per share and earnings before interest and taxes ("EBIT"). Performance targets for the North American sales bonus pool were based on a mix of earnings per share, EBIT and sales. Based on the company's prior practice and historical standards, the Committee set the target bonus award for fiscal 2006 at 100% of annual base salary for our Chief Financial Officer. The target bonus awards for fiscal 2006 for our other named executive officers varied between 65% and 100%.

  Measuring Achievement; Payment of Bonuses

        At the end of each fiscal year, management presents a recommendation to the Committee for performance bonus payments based on results achieved as compared to the targets established for that fiscal year. The Committee has the discretion to award the amount corresponding to that level of achievement, or to modify the award payable if it believes such action would be in the best interest of Cott and its shareowners.

        As discussed above, for fiscal 2006, performance criteria for the six major bonus pools were based on different mixes of the following metrics: earnings per share, EBIT, asset utilization, sales, cash return on assets and, in the case of the United Kingdom bonus pool, a personal performance element. In January of 2007, management presented to the Committee the fiscal 2006 results for each of the six bonus pools, and the Committee approved bonus payments for all of the pools. As management evaluated the performance of each operating unit, it became clear that certain groups exceeded their performance targets, such as our North

American Manufacturing and Supply Chain organization, which resulted in bonus payments of 149.1% of target to that group. Our North American sales team and our Wal-Mart team were paid bonuses in the amounts of 132.0% and 129.7% of target, respectively. The receivership of our United Kingdom resin supplier impacted the bonus payouts for all six major bonus pools, but most significantly reduced payments from the corporate bonus pool (from 141.7% to 100% of target) and the United Kingdom bonus pool (from 92.4% to 62.5% of target). Finally, the performance of our Mexican operation did not achieve targeted results, which reduced bonus payments for this pool to 63.4% of target.

        To date, the Committee has not modified any performance targets during a fiscal year to reflect changes in the financial budgets or goals upon which the performance targets and awards are based. We do not believe that changing targets during the fiscal year is in the best interest of our shareowners. Therefore, management must develop, and the Committee must approve, realistic and comprehensive targets and ensure performance meets those targets to earn a performance bonus with respect to any given year.

        Performance bonuses for our named executive officers granted in fiscal 2006 are shown in the Summary Compensation Table, under the heading "Non-Equity Incentive Plan Compensation" on page 23 of this proxy circular and in the Grants of Plan-Based Awards Table, under the heading "Estimated Future Payouts Under Non-Equity Incentive Plan Awards" on page 28 of this proxy circular.

  Long-Term Incentives

        The Committee considers long-term incentives to be an essential component of executive compensation so that a proper balance exists between short- and long-term considerations and enhancing shareowner value. The Committee believes that share ownership by management and equity-based performance compensation arrangements are useful tools to align the interests of management with those of the company's shareowners. Accordingly, the company's executives are eligible to receive stock options, and to participate in the Performance Share Unit Plan, the Share Appreciation Rights Plan and the Executive Investment Share Purchase Plan (collectively, the "Incentive Plans"). Each of the company's existing Incentive Plans were approved by the company's shareowners, and our shareowners will vote on a restatement of our Executive Investment Share Purchase Plan at the meeting. Each component is discussed in turn below. There is no set formula for the granting of awards to individual executives or employees under the different Incentive Plans. However, our intent is to move away from the granting of stock options as a long-term incentive and focus more on performance-based awards. We also intend to focus on rewarding our executives through awards under the Restated Executive Investment Share Purchase Plan, if approved at the meeting. The terms of the proposed Restated Executive Investment Share Purchase Plan are described below under "Proposed Restated EISPP".

  Restated 1986 Common Share Option Plan, as amended

        The Restated 1986 Common Share Option Plan, as amended (the "Option Plan") assists us in enhancing the link between the creation of shareowner value and long-term executive incentive compensation, providing an opportunity for increased equity ownership by executives, and maintaining competitive levels of overall compensation.

        The Option Plan is administered by the Committee. Subject to certain limitations, the Committee has discretion to determine eligibility for participation in the Option Plan, the number of common shares for which options are granted, the date of grant of option awards and the vesting period for each option. As a result, option award levels vary among participants based on market data and their positions within the company. Historically, stock option awards were granted annually, and at other times for business purposes related to promotions or for retention.

        Options to acquire common shares are granted at the closing price on the Toronto Stock Exchange on the last trading day preceding the date of grant (other than options granted to U.S. participants who own more than 10% of our total combined voting power, which are granted at 110% of the Toronto Stock Exchange closing price).

        The majority of the options granted by the Committee vest over three years, with 30% vesting in year one, 30% vesting in year two, and the remaining 40% vesting at year three. The Committee decided that no options were to be granted in the fiscal year ended December 30, 2006, in order to avoid dilution of the company's existing shareowners. Currently, we do not plan to issue options in the foreseeable future.

        Option grants to our named executive officers are reflected in the Summary Compensation Table, under the heading "Option Awards" on page 23 of this proxy circular, and in the Outstanding Equity Awards at 2006 Fiscal Year End Table, under the heading "Option Awards" on page 29 of this proxy circular. Options exercised by our former Executive Vice President of North American Operations, Mark Benadiba, are described in the Option Exercises and Stock Vested in Fiscal 2006 Table on page 30 of this proxy circular.

  Performance Share Unit Plan

        We have implemented a Performance Share Unit Plan (the "PSU Plan") as a means of providing certain officers and senior management with an incentive for exceeding performance targets.

        Awards under the PSU Plan are based on our corporate performance over a three-year performance cycle and the market price of our common shares at the time of vesting. For each performance cycle, the Committee establishes three tiers of performance goals for the company to achieve over the three-year period: a minimum threshold level, a target level and a superior performance level. The criteria used to set these performance goals may include our earnings before interest, taxes, depreciation and amortization; net earnings; share price performance; return on equity; return on invested capital; or other financial criteria and targets determined by the Committee. The Committee determines the employees who may participate in the PSU Plan based on the employee's position, the long-term contribution potential of the employee, and the prevailing market competitiveness of this type of long-term award within our peer group. The Committee may establish amounts, terms and conditions of each award granted under the PSU Plan.

        Management develops a proposal to grant Performance Share Units ("PSUs") to employees based on the criteria set forth above. This proposal is presented to the Committee for its review and approval. For PSU grants in fiscal 2007, management and the Committee used the total grant amount in fiscal 2006 to determine an approximate PSU grant budget for 2007. Items that impacted the 2007 PSU grant budget were number of employees covered, market grant guidelines used and annual base salary of each participant. Once the PSU grant budget is approved, individual grants are calculated by determining performance against the annual targets set at the start of every three-year performance cycle.

        A target number of PSUs for each participant is established by the Committee at the beginning of each three-year performance cycle. Each PSU represents the right, on vesting, to receive one Cott common share. The number of PSUs earned at the end of a performance cycle can range from 0% to 150% of the targeted amount, depending on whether Cott achieves the pre-determined threshold, target or superior performance goals in that performance cycle. If performance over the three-year performance cycle falls below the threshold level, no PSUs vest. Cott performance between the threshold and superior levels is weighted so that the final award will vary with the achieved performance. In the Grants of Plan-Based Awards Table, under the heading "Estimated Future Payouts Under Equity Incentive Plan Awards" on page 28 of this proxy circular, our superior performance goal for the given cycle is set forth in the column labelled "Maximum". Additionally, since the value of each PSU is tied to our share price, the value received at the end of the performance cycle will fluctuate with the value of the shares.

        Subject to the provisions of the PSU Plan, and except in the case of termination of employment or change in control of Cott (as discussed below), PSUs vest upon the completion of the three-year performance cycle. Throughout the performance cycle, there are no dividends paid to participants on the performance share units, and holders do not have the right to vote the common shares represented by their PSUs. For grants made in 2006, following the vesting of a participant's PSUs, we will contribute cash to an independent trust to be used for the purpose of purchasing an equivalent number of our common shares on the New York Stock Exchange at the prevailing market price. Beginning in 2007, we intend to fully fund each grant at the target payout level by allowing the trust to purchase Cott shares at the time of the grant. We and the Committee believe this change is beneficial to our shareowners as it will fully cover any liability at the target payout level associated with an increase in the share price of Cott common shares. The common shares purchased by the trustee will be registered in the name of the participant and delivered to the participant once vested, upon his or her request.

        No shares are issued from treasury but are instead purchased on the open market so that the plan is not dilutive to shareowners.

        In fiscal 2006, the Committee granted 597,785 PSUs (at target payout levels) to our employees, including 225,994 to our named executive officers. As discussed above, the number of PSUs earned at the end of a performance cycle depends on whether Cott achieves the pre-determined performance goals in the performance cycle. Therefore, no PSUs will vest unless Cott's performance meets or exceeds the threshold level. In fiscal 2006, the performance goals determined by the board were based on the company's return on invested capital.

        PSU grants to our named executive officers in fiscal 2006 are shown in the Summary Compensation Table, under the heading "Stock Awards" on page 23 of this proxy circular, in the Grants of Plan-Based Awards Table, under the heading "Estimated Future Payouts Under Equity Incentive Plan Awards" on page 28 of this proxy circular, and in the Outstanding Equity Awards at 2006 Fiscal Year End Table, under the heading "Stock Awards" on page 29 of this proxy circular.

  Share Appreciation Rights Plan

        We adopted a Share Appreciation Rights Plan (the "SAR Plan") as a means of providing additional incentive to our employees and directors to promote the growth and success of our business, and to attract and reward our personnel.

        Under the SAR Plan, share appreciation rights ("SARs") may be granted to employees and directors of Cott or its subsidiaries by the Committee on the recommendation of management based on the employee's position, the long-term contribution potential of each role, and the prevailing market competitiveness of this type of long-term award within our peer group.

        SARs typically vest on the third anniversary of the grant date. On vesting, each SAR will represent the right to be paid the difference, if any, between the price of our common shares on the date of grant and their price on the SAR's vesting date. Payments in respect of vested in-the-money SARs will be made in the form of Cott common shares purchased on the open market by an independent trust with cash contributed by us. For grants made in 2006, any such contribution will be made by us following the vesting of a participant's SARs. Beginning in 2007, we intend to fully fund each grant by allowing the trust to purchase Cott shares at the time of the grant, which shares would be held in trust for the benefit of the participant. As with the similar change that we intend to implement in the PSU Plan discussed above, we and the Committee believe this change is beneficial to our shareowners as it will fully cover any liability associated with an increase in the share price of Cott common shares. The common shares purchased by the trustee will be registered in the name of the participant and delivered to the participant once vested, upon his or her request.

        If our share price on the date of vesting is lower than on the date of grant, no payment will be made in respect of those vested SARs. Prior to vesting, there are no dividends paid on the SARs, and holders do not have the right to vote the common shares represented by their SARs.

        No shares are issued from treasury but are instead purchased on the open market so that the plan is not dilutive to shareowners.

        In fiscal 2006, the Committee granted 464,800 SARs to our employees. None of our named executive officers received SAR grants in fiscal 2006.

  Executive Investment Share Purchase Plan

        Our shareowners will vote on a restatement of our Executive Investment Share Purchase Plan (the "EISPP") at the meeting. However, in its current form, our EISPP has been used to retain and reward those of our officers and senior management employees who are designated by the Committee each year and who exceed certain pre-determined annual performance targets set by the committee, which may be based on the recommendations of our Chief Executive Officer and Chief People Officer. Under the current EISPP, we have historically contributed an amount in cash, determined by the Committee, to an independent trust. The trust used the contributed funds to purchase Cott's common shares on the open market on behalf of the participants in the plan who exceed the annual performance targets determined by the Committee. Once purchased, the trustee allocated, when directed by the Committee, the number of common shares acquired on behalf of each participant based upon the amount contributed to the trust on behalf of each participant for that particular year. Generally, common shares in the trust vest over a period of three years in favour of those participants for whom the amount was originally contributed (30% on each of the first and second anniversaries of the first day of the fiscal year after the grant for each of the two years immediately following the year in which common shares were purchased and 40% on the third anniversary of the first day of the fiscal year after the grant for the third year following the year in which the shares were purchased).

        The maximum number of common shares that can be purchased under the EISPP in any year is, for the first fiscal year in which the plan was in effect, not more than 0.5% of the total number of common shares outstanding on the first day of that fiscal year and, for each subsequent fiscal year, the maximum number of common shares for the preceding year plus 0.5% of the total number of common shares outstanding on the first day of the fiscal year.

        No shares are issued from treasury but are instead purchased on the open market so that the plan is not dilutive to shareowners.

        Cott did not make any contributions to the plan in respect of 2006. In the fall of 2006, the Committee approved a resolution to make payments to those EISPP participants who met or exceeded 100% of the applicable annual performance targets for fiscal 2006 in immediately available cash rather than in the form of Cott common shares described above.

        Shown in the Outstanding Equity Awards at 2006 Fiscal Year End Table on page 29 of this proxy circular are the number and market value of unearned shares that have not vested under awards granted to our named executive officers under the EISPP.

  Proposed Restated EISPP

        In furtherance of our and the Committee's belief in aligning employee actions with employee interests, we intend to continue our focus on performance-based awards as a component of compensation. The Restated Executive Investment Share Purchase Plan (the "Restated EISPP") requires shareowner approval as a result of New York Stock Exchange regulations. The purpose of the Restated EISPP is to encourage executive investment in the long-term financial success of Cott, to motivate our executives to take action to enhance shareowner value, and to provide our executives with various alternative methods for which they may receive performance-based awards.

        The Restated EISPP amends the existing EISPP by providing our officers and senior management employees, as designated by the Committee, with two options for the form in which they may elect to receive any award (or portion of any award) granted to them as a result of achieving annual performance targets determined by the Committee; in contrast, the existing EISPP provides for receipt of awards only in the form of Cott common shares. Under the Restated EISPP, each participant may elect to have all or a portion of any award to which he or she may become entitled for that fiscal year (i) paid directly to the participant in the form of cash following the end of that fiscal year, or (ii) contributed to an independent trust and held on the participant's behalf in the form of common share units. If the participant fails to make an election, the award will be paid in the form of cash following the end of the fiscal year.

        As in the current EISPP, the trust will use the funds contributed in respect of a participant's investment in common share units to purchase Cott's common shares on the open market. The number of common share units to be allocated to each participant shall be determined by dividing the amount of the award to be invested in common share units by the average price per common share at which the common shares were purchased by the trust. Each common share unit will entitle the participant to receive one common share upon a distribution in respect of the common share units. Unlike the existing EISPP, no actual common shares will be allocated to the participant's account.

        Common share units will be fully vested and non-forfeitable when credited to the participant's account, but generally will not be distributed to the participant in the form of common shares until the the last business day of the third fiscal year following the fiscal year in respect of which the common share units were earned. Under the existing EISPP, the common shares held in the trust vest over a three-year period.

        Common share units allocated to a participant will be distributed to the participant in the form of common shares prior to the scheduled distribution date if the participant dies, retires, becomes permanently disabled or his or her employment is otherwise terminated, if there is a change of control, or if the participant has an unforeseeable emergency (as defined in the Restated EISPP).

        As a means of providing a further incentive for participants to work towards the achievement of pre-determined corporate performance goals over a three-year performance cycle, the Restated EISPP also provides that Cott will match the common shares distributed to a participant in respect of his or her common share units with an equivalent number of additional common shares subject to the achievement of those corporate performance goals and the participant having been continuously employed during such three-year cycle and not having previously withdrawn his or her common share units. The corporate performance goals for the next three fiscal years will be established by the Committee in writing at the beginning of each year, and could include criteria and targets relating to EBIT; earnings before interest, taxes, depreciation and amortization; operating income; net operating income after tax; pre-tax or after-tax income; cash flow; net earnings; earnings per share; share price performance; return on assets; return on equity; return on invested capital; tangible net asset growth; any combination of the foregoing; or any other financial criteria and targets determined by the Committee in its discretion. The Committee must certify in writing at the end of the performance cycle as to whether the performance goals have been achieved.

        Unless otherwise determined by the Committee, failure to achieve the corporate performance goals over the three-year performance cycle will result in a failure to earn any matching common shares. In the event of a change of control or the termination of a participant's employment (whether as a result of death, permanent disability, retirement or otherwise) prior to the completion of the performance cycle, the Committee will have the discretion to contribute to a participant all, some or no matching common shares. Only participants who elect to invest their award in common share units, have remained continuously employed during the three-year performance cycle and have not previously withdrawn their common share units are eligible to receive the matching common shares from Cott.

        The maximum number of common shares that can be purchased under the Restated EISPP in any fiscal year is the maximum number of Cott common shares that could be purchased under the plan for the immediately preceding fiscal year plus 1.5% of the total number of Cott common shares outstanding as of the first day of such fiscal year.

        As in the current EISPP, no shares will be issued from treasury in respect of common share units or matching common shares under the Restated EISPP but are instead purchased on the open market so the Restated EISPP will not be dilutive to shareowners.

        The amounts to be awarded to participants pursuant to the Restated EISPP in respect of 2007 will not be determined until 2008. Amounts awarded in respect of 2008 and subsequent years will be determined based on Cott's performance during such years. Cott's board of directors and the Committee believe that the Restated EISPP is an important mechanism for providing certain officers and senior management with an incentive for exceeding performance targets.

        The board of directors and management recommend that you vote FOR the resolution adopting the Restated Executive Investment Share Purchase Plan. A majority of the votes cast must be in favour of the resolution adopting the Restated EISPP, which is set out at Appendix A on page A-1, in order for it to be approved. Unless a proxy specifies that the shares it represents should abstain from voting or vote against the resolution set out in Appendix A, the persons named in the enclosed proxy intend to vote in favour of the resolution. The full text of the Restated EISPP is attached at Appendix C at page C-1 of this proxy circular. The foregoing discussion of the Restated EISPP is qualified in its entirety by reference to the Restated EISPP at Appendix C.

  Retirement Benefits

        We recognize the value our executive officers add during their tenure with our company. In recognition of this value, and to reward career-long commitment, we provide our executives with certain retirement benefits. In addition to specific benefits provided for in each named executive officer's employment agreement (as discussed elsewhere in this proxy circular in the narrative following the Summary Compensation Table), our executive officers may participate in Cott's defined contribution retirement plan. In Canada, the company has a Group RRSP (Registered Retirement Savings Plan) / DPSP (Deferred Profit Sharing Plan) which is open to all salaried and non-union employees. Employees are eligible to join this plan after 3 months of employment and the company will match up to 3% of an employee's contribution based on an employee contribution of at least 3%. Such contributions are capped based on Canadian government legislation limits. In the United States, we have a 401(k) plan that is open to all salaried and non-union employees. Employees are eligible to join this plan the first day of the quarter following six months of employment. Employees can contribute up to 30% of their eligible earnings. The company will match up to 5% of employee contributions, subject to caps based on limits set by government legislation.

  Perquisites and Other Personal Benefits

        The company provides our executive officers with limited perquisites and other personal benefits that are not otherwise available to all of our employees. We and the Committee believe the few perquisites and other personal benefits made available to our executive officers are reasonable and consistent with Cott's overall compensation program, and better enable us to attract and retain superior employees for key positions. The Committee periodically reviews the levels of perquisites and other personal benefits provided to executive officers. Certain perquisites may be subject to the approval of the Committee, depending on the amount and type. Perquisites and personal benefits are taken into account as part of the total compensation to executive officers, and generally include a car allowance and premiums for health, dental and disability insurance paid on behalf of the named executive officers, all as described in the footnotes to the Summary Compensation Table.

        Perquisites and other personal benefits for our named executive officers are described in the Summary Compensation Table, under the heading "All Other Compensation" starting on page 23 of this proxy circular.

  Payments in Connection with Termination or Change in Control

  Employment Agreements

        Each of the employment agreements or offer letters with our named executive officers addresses severance payments upon a termination of his or her employment. These arrangements are described for the named executive officers elsewhere in this proxy circular under "Potential Payments Upon Termination or Change in Control". The triggering events for these severance payments are designed to discourage officers from voluntarily terminating their employment with Cott in order to accept other employment opportunities. The triggering events also provide assurances to the officers that they will be compensated if terminated by Cott without cause.

  Long-Term Incentive Plans

        Our Option Plan, PSU Plan, SAR Plan and EISPP contain provisions triggered by a change in control of Cott, thus providing assurances to our executives and employees that their equity investment in Cott will not be subverted in the event of the sale, liquidation, dissolution or other change in control of Cott. As with the triggering events discussed above, the forfeiture or other consequences upon separation from us are designed to discourage our employees from voluntarily terminating their employment with us to accept employment elsewhere.

        The Option Plan provides that all unvested options held by participants will fully vest in the case of a change in control of Cott. Furthermore, if the number of outstanding shares is materially affected as a result of Cott's merger with another entity, or as a result of a rights offering or a reclassification, consolidation or subdivision of shares, participants will be entitled to receive the same consideration paid to the holders of shares in connection with the transaction as if they had exercised their options immediately prior to such event. Participants in our Option Plan have the right to exercise all vested and unvested options held by them if a takeover is made with a per-share offer price greater than or equal to their option exercise price, provided the takeover bid permits tendering by notice of guaranteed delivery. Any such exercise would be conditioned on completion of the takeover bid.

        Vested but unexercised options are forfeited upon termination of employment at the earlier of (i) the expiry date of the options and (ii) 60 days following the termination date (except in the case of death, where the period is extended to 365 days, or the case of total and permanent disability, where there applicable period is three years). All unvested options are forfeited upon termination of employment except in the case of death (in which case all unvested options fully vest upon the death).

        The PSU Plan provides that the board may accelerate the vesting (without regard to attainment of any performance goals) of some or all PSUs of any participant whose employment is terminated without cause in connection with a change in control of Cott. Under the SAR Plan, all unvested SARs will vest in full in the event of a change in control of Cott.

        A participant whose employment ends prior to the final vesting of the PSUs and/or SARs granted to him or her (except due to termination without cause, death, normal retirement or permanent disability) forfeits his or her unvested PSUs and/or SARs. If a participant is terminated without cause, the Committee has discretion to determine whether all or a portion of a participant's unvested PSUs and/or SARs vest.

        Under the existing EISPP, all unvested shares allocated to a participant or allocable for the fiscal year in which a change in control occurs will vest and be paid or distributed upon such change in control of Cott. Similarly, all unvested shares of a participant whose employment is terminated as a result of his or her death, retirement or disability will vest and be paid or distributed to that participant. In addition, if the Restated EISPP is approved at the meeting, amounts deferred in cash under the Restated EISPP will be distributed to the participant upon his or her death or disability or in the event of a change in control, subject to applicable laws.

  Tax and Accounting Implications

        When determining amounts of long-term incentive grants to executives and employees, the Committee examines the accounting cost associated with the grants. Under Statement of Financial Accounting Standard 123R ("FAS 123R"), "Share-based Payments," grants of equity-classified awards result in compensation expense for the company. The compensation cost is based on the grant date fair value of the instruments being used. For restricted shares and PSUs, the cost is equal to the fair market value on the date of grant times the number of shares or units granted. For stock options and SARs, the cost is equal to the fair market value on the date of grant using a Black-Scholes option pricing model times the number of options or units granted. For the PSU Plan, the performance targets are not market based and therefore, the amount of compensation expense per unit is fixed. Compensation cost of the PSUs may vary depending on management's estimates of the probability of the performance measures being achieved. Compensation expense is recognized, net of a forfeiture rate, over the requisite service or vesting period. The Committee considers the accounting and tax treatment accorded to equity awards and takes steps to ensure that any issues are addressed by management, however, such treatment has not been a significant factor in the compensation programs of Cott or in the decisions of the Committee concerning the amount or type of equity award.

        As part of its role, the Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the U.S. Internal Revenue Code, which generally prohibits any publicly held corporation from taking a federal income tax deduction for compensation paid in excess of $1 million in any taxable year to the Chief Executive Officer and the next four highest compensated officers. Exceptions are made for qualified performance-based compensation, among other things. It is the Committee's policy to maximize the effectiveness of our executive compensation plans in this regard. The company has no individuals with non-performance based compensation paid in excess of the Section 162(m) tax deduction limit.

Summary Compensation Table

Fiscal 2006

Name and Principal Position	Year(1)	Salary ($)	Stock Awards(2) ($)		Option Awards(3) ($)		Non-Equity Incentive Plan Compensation(4) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)

BRENT D. WILLIS, Chief Executive Officer (PEO)	2006	437,500	1,112,225	(5)	—		437,500	—	1,589,715	(6)	3,576,940

JOHN K. SHEPPARD, Former President and Chief Executive Officer (PEO)	2006	251,730	—		—	(7)	275,000	—	2,382,962	(8)	2,909,692

TINA DELL'AQUILA, Chief Financial Officer, Vice President, Controller and Assistant Secretary (PFO)(9)	2006	263,068	33,493		165,062		185,216	—	33,893	(10)	680,732

B. CLYDE PRESLAR, Former Executive Vice President and Chief Financial Officer (PFO)	2006	324,076	—		—	(11)	—	—	53,422	(12)	377,498

MARK R. HALPERIN, Chief Legal & Ethics Officer and Corporate Secretary(9)	2006	328,599	71,154		402,892		328,978	—	33,129	(13)	1,164,752

JOHN DENNEHY, President, North America	2006	331,252	86,434		198,484		422,250	—	44,290	(14)	1,082,710

ABILIO GONZALEZ, Chief People Officer	2006	135,417	34,387		—		135,417	—	601,376	(15)	906,597

MARK BENADIBA, Former Executive Vice President of North American Operations(9)	2006	274,771	—		—	(16)	443,746	—	1,978,076	(17)	2,696,593

COLIN D. WALKER, Former Senior Vice President, Corporate Resources(9)	2006	219,708	—		—	(18)	—	—	1,383,752	(19)	1,603,460

(1)
In this proxy circular, references to the year 2006 are to the fiscal year that ended December 30, 2006.

(2)
The value of stock awards reflects the amount of compensation cost recognized in fiscal 2006 by the company for financial statement reporting purposes, as computed in accordance with SFAS 123R except that forfeitures are not included. See Note 18 to the audited financial statements included in the company's Annual Report on Form 10-K for the year ended December 30, 2006 regarding assumptions underlying valuation of equity awards. Except where otherwise indicated, stock awards relate to PSU Plan as described on page 17 of this proxy circular.

(3)
The value of option awards reflects the amount of compensation cost recognized by the company for financial statement reporting purposes, as computed in accordance with SFAS 123R except forfeitures are not included. As a result, the amounts include compensation attributable to awards granted prior to 2006. See Note 18 to the audited financial statements included in the company's Annual Report on Form 10-K for the year ended December 30, 2006 regarding assumptions underlying valuation of equity awards.

(4)
The amounts under the Non-Equity Incentive Plan Compensation column related to amounts earned under the company's performance bonus plan in 2006. All amounts were paid in 2007 except for amounts for Mr. Sheppard and Mr. Benadiba, which were paid in 2006 in conjunction with their termination.

(5)
Pursuant to his employment agreement, Mr. Willis received a net cash award of $882,191 at commencement of his employment, which was to be used to purchase common shares of the company that must be held by Mr. Willis for a minimum of three years. For a detailed description of this cash award, see "Brent D. Willis Employment Agreement" following this Summary Compensation Table, on page 25 of this proxy circular. The stock award amount for Mr. Willis includes the compensation expense of $182,593 recorded in fiscal 2006 in accordance with SFAS 123R for this net cash award. In addition, 204,000 common shares with a fair value of $3,176,375, which vest over three years, have been granted to Mr. Willis. This amount is expected to be recognized on a straight-line basis over a period of three years. The stock award amount includes $676,923, the prorated portion of this award, as it was included in the company's financial statements for the year ended December 30, 2006.

(6)
The amount in this column includes a signing bonus of $945,000, tax of $505,994 on the net cash award which was paid by the company on Mr. Willis' behalf, relocation amount of $117,477, car allowance of $11,250, health, dental and disability premiums of $7,452 and $2,542 of imputed income for term life insurance premiums.

(7)
On his termination, Mr. Sheppard forfeited 925,000 options with a weighted average exercise price of C$33.23, 525,000 of which had vested. The vested options had a weighted average exercise price of C$32.59. The aggregate grant date fair value of options forfeited was C$12,318,014.

(8)
Includes car allowance of $6,750, health, dental and disability premiums of $18,364, $11,000 paid to a defined contribution retirement plan, $1,212 of income imputed for term life insurance premiums, $24,473 for income tax equalization between Canada and the United States and a payment of $2,321,163 in connection with his termination.

(9)
Ms. Dell'Aquila and Messrs. Halperin, Benadiba and Walker were compensated in Canadian dollars in 2006. The amounts included in the summary compensation table for these executives have been translated from Canadian dollars to U.S. dollars at a rate of $0.88198.

(10)
Includes car allowance of $11,907, health, dental and disability premiums of $6,403, $7,892 paid to defined contribution retirement plans, $5,261 paid to a share purchase plan and $2,430 of income imputed for term life insurance premiums.

(11)
On his termination, Mr. Preslar forfeited 100,000 options with an exercise price of C$29.79, 30,000 of which were exercisable. The options had an aggregate grant date fair value of C$1,064,069. Mr. Preslar was granted units under the PSU Plan on July 26, 2006 with a threshold number of 20,733 units, a target number of 41,466 units and a maximum number of 62,200 units and a grant date fair value of C$589,238. These units were also forfeited upon his termination.

(12)
Includes car allowance of $14,728, health, dental and disability premiums of $12,200, $11,000 paid to a defined contribution retirement plan, $1,108 of income imputed for term life insurance premiums and a relocation amount of $14,386.

(13)
Includes car allowance of $14,111, health, dental and disability premiums of $6,403, $7,938 paid to defined contribution retirement plans, $2,247 paid to a share purchase plan and $2,430 of income imputed for term life insurance premiums.

(14)
Includes car allowance of $12,333, health, dental and disability premiums of $10,213, $11,000 paid to a defined contribution retirement plan, $1,862 of income imputed for term life insurance premiums and a relocation amount of $8,882.

(15)
Includes signing bonus of $200,000, relocation amount of $390,507 (consisting of $157,356 (including a gross-up) to offset the loss on the sale of Mr. Gonzalez' home, $142,495 (including a gross-up) for closing costs relating to his home, $54,167 for disturbance allowance, $35,381 for costs relating to the purchase of his home, and $1,108 of miscellaneous and incidental items), car allowance of $6,042, health, dental and disability premiums of $4,430 and $397 of income imputed for term life insurance premiums.

(16)
On his termination, Mr. Benadiba forfeited 204,000 options with a weighted average exercise price of C$31.41, 99,000 of which had vested. The vested options had a weighted average exercise price of C$34.00. The aggregate grant date fair value of options forfeited was C$2,425,075.

(17)
Includes car allowance of $11,195, health, dental and disability premiums of $6,403, $9,510 of income imputed for term life insurance premiums and a payment of $1,950,968 in connection with his termination.

(18)
On his termination, Mr. Walker forfeited 185,000 options with a weighted average exercise price of C$31.42, 104,000 of which had vested. The vested options had a weighted average exercise price of C$33.51. The aggregate grant date fair value of options forfeited was C$2,174,492.

(19)
Includes car allowance of $8,793, health, dental and disability premiums of $6,403, $5,992 paid to defined contribution retirement plans, $3,995 paid to a share purchase plan and $18,596 of income imputed for term life insurance premiums and a payment of $1,339,973 in connection with his termination.

        Brent D. Willis, John Dennehy, Tina Dell'Aquila, Mark R. Halperin and Abilio Gonzalez have written employment agreements or offer letters setting forth the material terms of their employment. Under these employment agreements or offer letters, these executives receive annual base salaries at rates not less than the amounts reported in the Summary Compensation Table for fiscal 2006, which may be adjusted from time to time. Each of these agreements provides for:

  •
  the payment of bonuses consistent with market and industry standards from time to time and which are based upon the achievement of agreed-upon criteria established from time to time by the Committee, and

  •
  customary allowances and perquisites.

        Each of the named executive officers employed by the company as of the end of fiscal 2006 participates in both short-term and long-term incentive programs provided by the company. The level of participation is determined by the Committee and varies by named executive officer.

        Potential severance payments in the event of termination or change of control of the company for each named executive officer, as applicable, are described more particularly below in "Potential Payments Upon Termination or Change in Control".

  Brent D. Willis Employment Agreement

        On May 15, 2006, we announced that we had entered into an employment agreement with Mr. Willis effective as of May 16, 2006. The agreement has an indefinite term and provides for the payment of an annual base salary of $700,000. Mr. Willis is eligible to participate in our short-term executive bonus plan with an annual target bonus equal to his base salary, as well as the opportunity to earn a performance bonus based on company and personal performance, as approved by the Committee. For fiscal 2007, his performance bonus may be up to four times his base salary, based on the achievement of significant stretch targets that have been established by the board of directors. His bonus for 2006 was guaranteed based on 100% of his annual base salary, and was prorated based on actual employment during 2006. Mr. Willis is eligible to participate in our long-term incentive plan with an annual target award equal to 200% of his base salary. If the pre-established corporate performance target for a fiscal year is not met, but the company's performance meets a set threshold level, Mr. Willis may be eligible to receive a performance bonus in a lesser amount than target, based on the determination of the Committee.

        As an inducement to enter into employment with the company and in order to compensate Mr. Willis for certain benefits to which he would have been entitled at his previous employer, Mr. Willis received (i) a signing bonus of $945,000, (ii) an equity award of $3,176,375, to vest in three equal installments on the first three anniversaries of the grant and (iii) participation in the PSU Plan by way of a grant with a market value equal to $1,500,000, subject to the vesting provisions of the PSU Plan. In addition, Mr. Willis received a cash payment of $1,388,185.33, less witholdings. This cash payment was required to be used by Mr. Willis to purchase Cott common shares, which must be held by Mr. Willis for a minimum of three years unless his employment is terminated prior to the end of that period or unless there is a change in control of Cott. Mr. Willis is entitled to participate in the employee benefit plans available to the company's executives generally.

        Mr. Willis is subject to standard confidentiality undertakings and has agreed to a restrictive covenant which generally limits his ability to compete with us in any countries in which we conduct business. He has also agreed to non-solicitation and non-disparagement covenants. These limitations continue during the term of employment and for a period of two years following termination (regardless of the cause of the termination).

  Tina Dell'Aquila Employment Agreement

        On October 27, 1997, we entered into an employment arrangement with Ms. Dell'Aquila. The agreement has an indefinite term and Ms. Dell'Aquila receives an annual base salary, currently set at C$300,000. Ms. Dell'Aquila served as our Chief Financial Officer on an interim basis during 2005. As a result, on May 25, 2005, we agreed with Ms. Dell'Aquila that she would receive an additional C$10,000 per month, less appropriate withholdings, for service in that role. Again, in December 2006, Ms. Dell'Aquila assumed the role of Chief Financial Officer on an interim basis. We entered into an agreement effective December 1, 2006, which provides that she is entitled to receive an additional C$6,250 per month for a period of seven months. Under this agreement, Ms. Dell'Aquila is also eligible to participate in our short-term executive bonus plan with an annual target bonus equal to her base salary (to be reviewed after the seven-month period) based on company and personal performance, as approved by the Committee. For fiscal 2007, her performance bonus may be up to four times her base salary, based on the achievement of significant stretch targets that have been established by the board of directors. If the pre-established corporate performance target for a fiscal year is not met, but the company's performance meets a set threshold level, Ms. Dell'Aquila may be eligible to receive a performance bonus in a lesser amount than target, based on the determination of the Committee. She is also entitled to an annual car allowance which, effective December 1, 2006, is C$16,000.

        Ms. Dell'Aquila is subject to standard confidentiality undertakings under a Confidentiality Undertaking dated October 27, 1998. These limitations continue during the term of employment.

  Mark R. Halperin Employment Agreement

        We confirmed our employment arrangement with Mr. Halperin by letter dated July 14, 2000. He is employed for an indefinite term and receives a base salary subject to annual review and adjustment. Effective August 1, 2006, Mr. Halperin's base salary was C$380,000 along with an annual car allowance of C$16,000. He is also eligible to participate in our short-term executive bonus plan with an annual target bonus equal to his base salary, and Mr. Halperin has the opportunity to earn a performance bonus for achievement of goals in excess of the target goals, as approved by the Committee. The payment of Mr. Halperin's bonus for the 2006 fiscal year was prorated as of August 1, 2006 on his new base salary. For fiscal 2007, his performance bonus may be up to four times his base salary, based on the achievement of significant stretch targets that have been established by the board of directors. If the pre-established corporate performance target for a fiscal year is not met, but the company's performance meets a set threshold level, Mr. Halperin may be eligible to receive a performance bonus in a lesser amount than target, based on the determination of the Committee. Mr. Halperin is eligible to participate in all benefit plans made available to our employees and senior executives, including the executive incentive share purchase and long-term incentive plans.

        Mr. Halperin is subject to standard confidentiality undertakings and has agreed to a restrictive covenant which generally limits his ability to compete with us in Canada, the United States and the United Kingdom. He has also agreed to a non-solicitation covenant. These limitations continue during the term of employment and for a period of two years following termination (regardless of the cause of the termination).

  John Dennehy Employment Agreement

        On September 12, 2006, we executed an employment agreement with Mr. Dennehy effective as of August 1, 2006. Mr. Dennehy had previously been our Senior Vice President of Sales and Marketing for North America. Under his new employment agreement, we pay Mr. Dennehy a base salary of $375,000 per year and an annual car allowance which, effective November 1, 2006 is $16,000. He is also eligible to participate in our short-term executive bonus plan with an annual target bonus equal to his base salary, and Mr. Dennehy has the opportunity to earn a performance bonus for achievement of goals in excess of the target goals, as approved by the Committee. The payment of Mr. Dennehy's bonus for the 2006 fiscal year was prorated as of August 1, 2006 on his new base salary. For fiscal 2007, his performance bonus may be up to four times his base salary, based on the achievement of significant stretch targets that have been established by the board of directors. If the pre-established corporate performance target for a fiscal year is not met, but the company's performance meets a set threshold level, Mr. Dennehy may be eligible to receive a performance bonus in a lesser amount than target, based on the determination of the Committee. Mr. Dennehy is eligible to participate in all benefit plans made available to our employees and senior executives, including the executive share purchase and long-term incentive plans.

        Mr. Dennehy is subject to standard confidentiality undertakings and has agreed to a restrictive covenant which generally limits his ability to compete with us in the countries in which we conduct business. He has also agreed to non-solicitation and non-disparagement covenants. These limitations continue during the term of employment and for a period of two years following termination (regardless of the cause of the termination).

  Abilio Gonzalez Employment Agreement

        On August 1, 2006, Abilio Gonzalez joined the company as our Chief People Officer. Under our employment agreement with Mr. Gonzalez, we pay him a base salary of $325,000 per year and an annual car allowance of $13,500, increased to $16,000 effective November 1, 2006, which was prorated for his actual employment in 2006. He is also eligible to participate in our short-term executive bonus plan with an annual target bonus equal to his base salary, and Mr. Gonzalez has the opportunity to earn a performance bonus for achievement of goals in excess of the target goals, as approved by the Committee. For fiscal 2007, his performance bonus may be up to four times his base salary, based on the achievement of significant stretch targets that have been established by the board of directors. If the pre-established corporate performance target for a fiscal year is not met, but the company's performance meets a set threshold level, Mr. Gonzalez may be eligible to receive a performance bonus in a lesser amount than target, based on the determination of the Committee. Mr. Gonzalez is eligible to participate in all of our benefit plans made available to our employees and senior executives, including the executive incentive share purchase and long-term incentive plans. For fiscal 2006, Mr. Gonzalez was guaranteed a performance bonus based on 100% of his annual base salary prorated from August 1, 2006.

        As an inducement to enter into employment with the company, Mr. Gonzalez received a cash award of $200,000, and participation in the PSU Plan by way of a grant with a market value equal to $200,000, subject to the vesting provisions of the PSU Plan.

        Mr. Gonzalez is subject to standard confidentiality undertakings and has also agreed to a restrictive covenant which generally limits his ability to compete with us in the countries in which we conduct business. He has also agreed to non-solicitation and non-disparagement covenants. These limitations continue during the term of employment and for a period of twelve months following termination.

Grants of Plan Based Awards in Fiscal 2006

        The following table sets forth information with respect to the Performance Share Units and other stock awards granted during the year ended December 30, 2006 to each of our executive officers listed in the Summary Compensation Table as shown under the caption "Executive Compensation."

Name	Grant Date	Board Approval Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards					Estimated Future Payouts Under Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards(2)(3) ($)
(a)	(b)		Threshold ($)(4) (c)		Target ($)(5) (d)		Maximum ($)(6) (e)	Threshold (#) (f)	Target (#) (g)	Maximum (#) (h)	(i)	(j)

Brent D. Willis	n/a May 16, 2006 May 16, 2006 May 16, 2006 Oct 25, 2006	n/a May 13, 2006 May 13, 2006 May 13, 2006 Oct 25, 2006	437,500	(7)	437,500	(7)	875,000	— 48,735 — — 12,500	— 97,469 — — 25,000	— 146,204 — — 37,500	— — 204,000(8) 62,484(9) —	— 1,426,030 3,176,375 882,191 398,587

John K. Sheppard	n/a	n/a	—		—		—	—	—	—	—	—

Tina Dell'Aquila(10)	n/a Jul 26, 2006	n/a Jul 26, 2006	92,608		185,216		370,432	— 7,750	— 15,500	— 23,250	—	— 189,001

B. Clyde Preslar	n/a	n/a	—		—		—	—	—	—	—	—

Mark R. Halperin(10)	n/a Jul 26, 2006	n/a Jul 26, 2006	164,490		328,978		657,958	— 16,465	— 32,929	— 49,394	—	— 401,526

John Dennehy	n/a Jul 26, 2006	n/a Jul 26, 2006	165,625		331,250		662,500	— 20,000	— 40,000	— 60,000	—	— 487,744

Abilio Gonzalez	n/a Aug 1, 2006	n/a Jul 26, 2006	135,417	(7)	135,417	(7)	270,833	— 7,548	— 15,096	— 22,644	—	— 194,049

Mark Benadiba	n/a	n/a	—		—		—	—	—	—	—	—

Colin D. Walker	n/a	n/a	—		—		—	—	—	—	—	—

(1)
The equity incentive plan awards represent awards granted to the executives under our PSU Plan described on page 17 of this proxy circular.

(2)
Amounts reflect the amount of compensation cost recognized by the company for financial statement reporting purposes, as computed in accordance with SFAS 123R except that forfeitures are not included. See Note 18 to the audited financial statements included in the company's Annual Report on Form 10-K for the year ended December 30, 2006 regarding assumptions underlying valuation of equity awards.

(3)
Grant date fair values of awards under the PSU Plan were translated from Canadian dollars to U.S. dollars at a rate of $0.8581.

(4)
Threshold performance bonus payments are payable if the company achieves 90% of the pre-established corporate performance targets for that year. For fiscal 2006, the threshold performance bonus awards were 50% of the target bonus. See "Compensation Discussion and Analysis — Compensation Components — Performance Bonuses" for a discussion of performance bonuses.

(5)
Target performance bonus payments are payable if the company meets the pre-established corporate performance targets for that year. The target performance bonus awards for fiscal 2006 for our named executive officers ranged from 65% to 100% of annual base salary.

(6)
Maximum performance bonus payments are payable if the company exceeds pre-established corporate performance targets for that year. For fiscal 2006, the maximum performance bonus awards were 200% of the target bonus.

(7)
Pursuant to the terms of their employment agreements, each of Mr. Willis and Mr. Gonzalez were guaranteed a performance bonus for fiscal 2006 based on 100% of his annual base salary prorated for the time of actual employment. See "Compensation Discussion and Analysis — Compensation Components — Performance Bonuses — Setting Performance Targets", "Brent D. Willis Employment Agreement" and "Abilio Gonzalez Employment Agreement" on pages 15, 25 and 26 of this proxy circular.

(8)
Under the terms of his contract, Mr. Willis was granted 204,000 shares which will vest over three years.

(9)
Pursuant to the terms of his employment agreement, Mr. Willis received a cash award of $1,388,185, the net proceeds of which were to be used to purchase common shares of the company. In August 2006, Mr. Willis purchased a total of 62,484 common shares of the company with the proceeds of the net cash award. The purchased shares must be held for a minimum of three years and must be transferred to the company for no additional consideration on a prorated basis if the service condition of three years is not met. For a detailed description, see "Brent D. Willis Employment Agreement" following the Summary Compensation Table, on page 25 of this proxy circular.

(10)
Ms. Dell'Aquila and Mr. Halperin are compensated in Canadian dollars. The estimated future payouts under non-equity incentive plan awards for these executives have been translated from Canadian dollars to U.S. dollars at a rate of $0.88198.

        The Committee granted awards under the PSU Plan and the SAR Plan in fiscal 2006. The terms of the PSU Plan and the SAR Plan are described elsewhere in this proxy circular under "Compensation Discussion & Analysis".

Outstanding Equity Awards at 2006 Fiscal Year End

	Option Awards(1)					Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Option Exercise Price ($)(2) (e)		Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(4)(5) (j)

Brent D. Willis						204,000 62,484	2,921,625 894,876
								97,469 25,000	1,426,030 398,587

John K. Sheppard	—	—		—	—	—	—	—	—

Tina Dell'Aquila	6,000 14,250 15,000 9,000 6,000	— — — 6,000 14,000	$ $ $ $ $	14.80 27.26 26.75 35.30 24.87	07/18/2008 05/01/2009 08/05/2010 04/27/2011 07/20/2012
								15,500 1,576	189,001 22,576

B. Clyde Preslar	—	—		—	—	—	—	—	—

Mark R. Halperin	24,000 50,000 40,000 24,000 12,000	— — — 16,000 28,000	$ $ $ $ $	14.80 27.26 26.75 35.30 24.87	07/18/2008 05/01/2009 08/05/2010 04/27/2011 07/20/2012
								32,929 14,131	401,526 202,389

John Dennehy	20,000 15,000 9,000 4,500 7,500	— — 6,000 10,500 17,500	$ $ $ $ $	27.26 26.75 35.30 24.87 16.60	05/01/2009 08/05/2010 04/27/2011 07/20/2012 10/20/2012
								40,000 1,638	487,744 23,470

Abilio Gonzalez								15,096	194,049

Mark Benadiba	—	—		—	—	—	—	—	—

Colin D. Walker	—	—		—	—	—	—	—	—

(1)
Options expire after 7 years and vest at 30% per annum on the anniversary date of the grant for the first two years and the balance on the third anniversary date. The date each option becomes fully vested is listed in the table below by expiry date.

Expiration Date	Vesting Date

07/18/2008	07/18/2004

05/01/2009	05/01/2005

08/05/2010	08/05/2006

04/27/2011	04/27/2007

07/20/2012	07/20/2008

10/20/2012	10/20/2008

(2)
The terms of the options are set in Canadian dollars. Option exercise prices have been translated from Canadian dollars to U.S. dollars at a rate of $0.8581.

(3)
The market value of shares that have not vested have been calculated based on the closing price of the company's stock on the Toronto Stock Exchange as of December 29, 2006 and have been converted from Canadian dollars to U.S. dollars at a rate of $0.8581.

(4)
The number and market value of unearned shares or other units that have not vested under equity incentive plan awards includes unearned or nonvested awards granted to the executives under our PSU Plan described on page 17 and under the Executive Incentive Share Purchase Plan ("EISPP") as described on page 18 of this proxy circular.

(5)
The market values of shares that have not vested under the EISPP have been calculated based on the closing price of the company's stock on the Toronto Stock Exchange as of December 29, 2006. All amounts have been converted from Canadian dollars to U.S. dollars at a rate of $0.8581.

Option Exercises and Stock Vested in Fiscal 2006

	Option Awards			Stock Awards(1)
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)		Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($)(2) (e)

Brent D. Willis	—	—		—	—

John K. Sheppard	—	—		4,707	69,571

Tina Dell'Aquila	—	—		1,576	23,291

B. Clyde Preslar	—	—		—	—

Mark R. Halperin	—	—		5,515	81,512

John Dennehy	—	—		833	12,323

Abilio Gonzalez	—	—		—	—

Mark Benadiba	24,000	23,919	(3)	5,326	78,710

Colin D. Walker	—	—		5,466	80,789

(1)
Stock Awards represent shares vested during the year under the EISPP as described on page 18 of this proxy circular.

(2)
The value realized on vesting of shares under the EISPP was calculated using the closing price on the Toronto Stock Exchange on the last day of trading prior to the shares vesting, multiplied by the number of shares that vested. These amounts were translated from Canadian dollars to U.S. dollars at a rate of $0.8577.

(3)
The value realized by Mr. Benadiba on exercise of option awards equals the difference between the option exercise price and the fair market value of Cott common shares on the date of exercise, multiplied by the number of shares exercised. The Canadian dollar amount was translated to U.S. dollars at a rate of $0.88198.

Non-qualified Deferred Compensation in Fiscal 2006

Name (a)	Executive Contributions in Last FY ($) (b)	Company Contributions in Last FY ($) (c)	Aggregate Earnings in Last FY ($)(1) (d)	Aggregate Withdrawals/ Distributions ($) (e)	Aggregate Balance at Last FYE ($ (f)

Brent D. Willis	—	—	437,500	—	437,500

John K. Sheppard	—	—	—	—	—

Tina Dell'Aquila	—	—	185,216	—	185,216

B. Clyde Preslar	—	—	—	—	—

Mark R. Halperin	—	—	328,978	—	328,978

John Dennehy	—	—	422,250	—	422,250

Abilio Gonzalez	—	—	135,417	—	135,417

Mark Benadiba	—	—	—	—	—

Colin D. Walker	—	—	—	—	—

(1)
The amounts in column (d) are also included in the Summary Compensation Table on page 23, in the Non-Equity Incentive Plan Compensation column.

Potential Payments Upon Termination or Change in Control

        The following summaries set forth potential payments to our named executive officers upon termination of employment or a change of control of Cott under their current employment agreements and our other compensation programs. The Committee may in its discretion revise, amend or add to the benefits if it deems advisable, or enter into severance agreements with individual executive officers on different terms. For the sake of clarity, the terms "target bonus" and "target annual incentive bonus" used in this section mean 100% of such executive's base salary, except in the case of Ms. Dell'Aquila, for whom the term "target annual incentive bonus" means 65% of base salary.

  Termination in Connection with a Change of Control

        Our employment agreements with Messrs. Willis and Dennehy provide for certain payments to be made if their employment is terminated in connection with a change of control of Cott. If, upon a change of control, as a consequence of a change of control, or within 12 months following a change of control, the executive's employment is terminated without cause or the executive resigns for good reason, the executive officer is entitled to a lump sum payment of accrued base salary and pro-rated target bonus. The specific terms applicable to Messrs. Willis and Dennehy are set forth below.

        For purposes of the employment agreements for Messrs. Willis and Dennehy, a change of control includes:

  (i)
  a take-over bid (within the meaning of the Securities Act (Ontario)), other than a take-over bid exempt from the requirements of Part XX of such Act, pursuant to subsections 93(1)(b) or (c) thereof, is completed in respect of more than twenty percent (20%) of Cott's common shares and the majority of the members who were members of the board prior to completion of such take-over bid are replaced within sixty (60) days following the completion of such take-over bid; and

  (ii)
  any of the following occur: (A) any consolidation, merger or amalgamation of Cott with or into any other corporation whereby the voting shareholders of Cott immediately prior to such event receive less than fifty percent (50%) of the voting shares of the consolidated, merged or amalgamated corporation; (B) a sale by Cott of all or substantially all of Cott's undertakings or assets; (C) a proposal by or with respect to Cott being made in connection with a liquidation, dissolution or winding up of Cott; (D) any reorganization, reverse stock split or recapitalization of Cott that would result in a change of control; or (E) any transaction or series of related transactions having, directly or indirectly, the same effect as any of the foregoing.

        Brent D. Willis:    If, in connection with a change of control of the company, we terminate Mr. Willis' employment without cause or he resigns for good reason, he would be entitled to (i) a lump sum payment of 36 months of base salary and target bonus, (ii) vesting of his entitlements under the company's long-term incentive plans, in accordance with those plans, (iii) acceleration of vesting of the equity award made to him under his employment agreement and (iv) continuation of insurance benefits for 36 months to the extent permitted under applicable laws.

        John Dennehy:    If, in connection with a change of control of the company, we terminate Mr. Dennehy's employment without cause or he resigns for good reason, he would be entitled to a lump sum payment equal to (i) two times his base salary and car allowance, (ii) two times his target bonus, (iii) replacement COBRA costs (for 18 months), (iv) the company's contributions to 401(k) plans, and (v) the company's annual cost of life insurance. Mr. Dennehy's participation in all bonus plans will terminate immediately on the date of termination of employment, provided that, subject to the approval of the Committee of the board of directors, all of his rights to receive unvested shares of the company under the company's PSU Plan will immediately vest.

        The foregoing payments would be made by us as a lump sum within 30 days of the date of termination of employment or, if a six month delay is required to comply with Internal Revenue Code section 409A, on the first business day of the seventh month following the month in which termination occurs.

        Assuming their employment had been terminated under these circumstances on December 30, 2006, Messrs. Willis and Dennehy would have been entitled to payments in the amounts set forth opposite their name in the below table.

	Cash Severance ($)	Bonus ($)	Medical Continuation ($)	Total ($)

Brent D. Willis	2,100,000	2,100,000	66,844.98	4,266,844.98

John Dennehy	782,000	750,000	43,964.86	1,575,964.86

  Termination by the Company other than for Cause; Resignation by the Executive Officer for Good Reason

        Our employment agreements with each of our named executive officers provide that if we terminate such officer's employment other than for cause, death or disability, the executive officer is entitled to a severance package. In the case of Messrs. Willis, Dennehy and Gonzalez, the executive officer is also entitled to a severance package if the executive officer terminates his employment for good reason, as defined in his employment agreement.

        Brent D. Willis:    If the company terminates Mr. Willis' employment without cause or he resigns for good reason, as defined in his employment agreement, he will be entitled to (i) his accrued base salary through the date of termination, (ii) his bonus, prorated through the date of termination and based on his target bonus, (iii) a lump sum severance amount equal to two years of base salary plus bonus, based on his target bonus, (iv) vesting of the performance share unit award made under his employment agreement to the maximum extent permitted by the PSU Plan, (v) vesting of the equity award made under his employment agreement, and (vi) continuation of insurance benefits for two years or until they are replaced by a new employer.

        Tina Dell'Aquila:    If the company terminates Ms. Dell'Aquila's employment for any reason other than just cause, she will be entitled to a severance package equal to 24 months base salary, target annual incentive bonus, car allowance and benefits, excluding short- and long-term disability and out of country benefits.

        Mark R. Halperin:    If the company terminates Mr. Halperin's employment for any reason other than just cause, he will be entitled to a severance package equal to 24 months base salary, target annual incentive bonus, car allowance and benefits, excluding short- and long-term disability and out of country benefits.

        John Dennehy:    If the company terminates Mr. Dennehy's employment without cause or he resigns for good reason, he will be entitled to (i) his accrued base salary through the date of termination, (ii) his target bonus, prorated through the termination date based on the achievement of specified target goals to such date, and (iii) a lump-sum payment equal to (A) two times his annual base salary and car allowance at the time of termination, (B) two times his target bonus, (C) the company's contributions towards his 401(k) plan, (D) the company's annual cost of life insurance, and (E) replacement COBRA costs for an 18-month period. Mr. Dennehy's participation in all bonus plans will terminate immediately on the date of termination of employment, provided that, subject to the approval of the Committee of the board of directors, all of his rights to receive unvested shares of the company under the company's PSU Plan, SAR Plan or EISPP, as applicable, will immediately vest.

        Abilio Gonzalez:    If the company terminates Mr. Gonzalez's employment without cause or he resigns for good reason, he will be entitled to (i) his accrued base salary through the date of termination, (ii) his target bonus, prorated through the termination date based on the achievement of specified target goals to such date, (iii) a lump-sum payment equal to (A) his annual base salary at the time of termination plus (B) a target bonus in an amount equal to the average of the target bonus payments for the two most recently completed fiscal years, and (iv) continuation of insurance benefits for 12 months or until such benefits are replaced by a new employer, subject to eligibility under the applicable plans. Mr. Gonzalez's participation in all bonus plans will terminate immediately on the date of termination of employment.

        The foregoing payments would be made by us as a lump sum within 30 days of the date of termination of employment or, if a six month delay is required to comply with U.S. Internal Revenue Code Section 409A (for our named executive officers who are U.S. residents), on the first business day of the seventh month following the month in which termination occurs.

        Assuming the employment of our executive officers was terminated other than for cause, or if Mr. Willis, Dennehy or Gonzalez resigned for good reason, on December 30, 2006, the following individuals would have been entitled to payments in the amounts set forth opposite their name in the below table.

	Cash Severance		Bonus		Medical Continuation		Total

Brent D. Willis		$1,400,000		$1,400,000		$44,563.22		$2,844,563.22

Tina Dell'Aquila	C	$632,000	C	$600,000	C	$22,588.48	C	$1,254,588.48

Mark R. Halperin	C	$792,000	C	$760,000	C	$29,588.48	C	$1,581,588.48

John Dennehy		$782,000		$750,000		$43,964.86		$1,575,964.86

Abilio Gonzalez		$325,000		$325,000		$16,111.02		$666,111.02

  Termination by the Company for Cause; Resignation by the Executive Officer other than for Good Reason

        We are not obligated to make any cash payment or benefit to our executive officers if their employment is terminated by us for cause or if the executive officer resigns (except if Mr. Willis, Dennehy or Gonzalez resigns for good reason), other than the payment of unpaid salary and accrued and unused vacation pay. Upon an executive officer's death or disability, we pay accrued salary and a prorated target bonus to the executive officer or the executive officer's estate. We do not otherwise provide any death or disability benefits for any of our executive officers that are not also available to our employees generally.

  Named Executive Officer Departures during Fiscal 2006

        During the 2006 fiscal year, John K. Sheppard, Mark Benadiba, Colin D. Walker and B. Clyde Preslar left the company. We entered into agreements with each departing executive detailing the post-employment compensation to be paid by us, as discussed below.

        The employment of Mr. Sheppard as our President and Chief Executive Officer came to an end effective May 13, 2006. Pursuant to a termination letter between Mr. Sheppard and us, we paid Mr. Sheppard a lump sum payment of his accrued salary and accrued vacation through his May 13, 2006 termination date or $69,413.27. We also paid Mr. Sheppard severance of two times his base salary plus two times his target bonus for a total lump sum payment of $2,300,000, less applicable withholdings. In addition, Mr. Sheppard was entitled to a pro-rated bonus for fiscal 2006 of $275,000, less applicable statutory deductions. In lieu of continuation under our executive disability insurance we paid Mr. Sheppard $21,163, less applicable withholdings, and agreed to continue Mr. Sheppard's participation in group insurance benefit plans for 24 months from the termination date.

        The employment of Mr. Benadiba as our Vice President of North American Operations came to an end effective August 1, 2006. Pursuant to the termination agreement between us and Mr. Benadiba, we paid Mr. Benadiba his salary, car allowance and accrued vacation through his termination date, less applicable statutory withholdings and deductions, or C$4,230.78. We also paid Mr. Benadiba severance of two times his base salary, car allowance and bonus for a total lump sum payment of C$2,190,000. In addition, we also paid Mr. Benadiba a pro-rated bonus for fiscal 2006 of C$503,125 based on the achievement of 150% of the annual bonus incentive through his date of termination. In addition, we paid Mr. Benadiba the sum of C$16,497.48 in lieu of his participation in the executive disability top up insurance program and agreed to reimburse Mr. Benadiba C$5,535, gross of applicable taxes, for the cost of insurance on his vehicle for a period of 24 months following his termination. We agreed to accelerate the vesting of certain shares held by Mr. Benadiba under our Executive Incentive Share Purchase Plan.

        The employment of Mr. Walker as our Senior Vice President, Corporate Resources, came to an end effective August 1, 2006. Pursuant to the termination agreement between us and Mr. Walker, we paid Mr. Walker his salary, car allowance and accrued vacation through his termination date, less applicable statutory withholdings and deductions of C$22,769.32. We also paid Mr. Walker severance of two times his base salary, car allowance and target bonus for a total lump sum payment of C$1,468,000, less applicable statutory withholdings and deductions. In addition, in lieu of continuation under our executive supplemental life and disability insurance, we paid Mr. Walker C$12,367 plus an amount reflecting a gross up for taxes. In lieu of participation in our RRSP/DPSP and employee share purchase plan programs, we paid Mr. Walker C$32,727, less applicable withholdings. We also agreed to accelerate the vesting of certain shares held by Mr. Walker under our Executive Incentive Share Purchase Plan.

        The employment of Mr. Preslar as our Executive Vice President and Chief Financial Officer came to an end effective December 1, 2006. On December 14, 2006, the company and Mr. Preslar executed an agreement dated as of December 13, 2006 that set forth the details of the payment by the company in connection with Mr. Preslar's departure. Pursuant to this agreement, the company paid Mr. Preslar a lump-sum payment of $1,485,000, less applicable statutory withholdings and deductions, in January 2007. The company also agreed to pay for the out-of-pocket cost of executive outplacement services for a maximum of six months, and paid Mr. Preslar $21,637.94, representing his accrued but unpaid salary and vacation pay through December 1, 2006, less applicable statutory deductions and withholdings. Mr. Preslar's rights with respect to vested stock options held personally by him continued until January 30, 2007 (subject to the terms of the Stock Option Plan). All of Mr. Preslar's other rights under the Share Purchase Plan and other long-term incentive plans terminated on December 1, 2006.

Executive Officers

        For information with respect to identification of executive officers, see "Executive Officers of Cott" in Part I of our Annual Report on Form 10-K for the year ended December 30, 2006 filed pursuant to the Securities Exchange Act of 1934 and with all applicable Canadian securities authorities.

REPORT OF THE HUMAN RESOURCES AND COMPENSATION COMMITTEE

        The Human Resources and Compensation Committee of Cott's board of directors (collectively, the "Committee") has submitted the following report for inclusion in this proxy circular:

        The Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this proxy circular with management. Based on the Committee's review of and the discussions with management with respect to the Compensation Discussion and Analysis, the Committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy circular and in Cott's Annual Report on Form 10-K for the fiscal year ended December 30, 2006 for filing with the SEC and with all applicable Canadian securities authorities.

        The foregoing report is provided by the following directors, who constitute the Human Resources and Compensation Committee:

GEORGE A. BURNETT
BETTY JANE HESS (CHAIR)
CHRISTINE A. MAGEE

COMPENSATION OF DIRECTORS

        We use a combination of cash and stock-based compensation to attract and retain qualified candidates to serve on the board. We set director compensation at a level that reflects the significant amount of time and high skill level required of directors in performing their duties to the company and to its shareowners.

        Directors who are employees receive no additional compensation for serving on the board of directors.

        In 2006, we provided the following annual compensation to directors who are not employees:

Name (a)	Fees Earned or Paid in Cash ($)(1) (b)	Stock Awards ($) (c)	Option Awards ($)(2) (d)	Non-Equity Incentive Plan Compensation ($) (e)	All Other Compensation ($) (f)	Total ($)(3) (g)

Colin J. Adair	61,745	—	—	—	—	61,745

W. John Bennett	61,745	—	—	—	—	61,745

George A. Burnett	15,828	—	—	—	—	15,828

Serge Gouin	120,543	—	—	—	—	120,543

Stephen H. Halperin(4)	52,919	—	—	—	—	52,919

Betty Jane Hess	68,813	—	145,075	—	—	213,888

Philip B. Livingston	76,000	—	14,851	—	—	90,851

Christine A. Magee	61,745	—	—	—	—	61,745

Andrew Prozes	56,000	—	165,384	—	—	221,384

Donald G. Watt	55,129	—	—	—	—	55,129

Frank E. Weise III	250,000	—	1,066,701	—	—	1,316,701

(1)
Directors' retainers are either paid in cash or, if elected by the director, in the form of our common shares through our Share Plan for Non-Employee Directors. These amounts represent the fees paid to the director or to the trustee on behalf of the director in 2006. The directors listed in the table below deferred 2006 cash compensation into their deferred share account under the Share Plan for Non-Employee Directors. The deferred share accounts are maintained in Canadian dollars. Amounts have been translated from Canadian dollars to U.S. dollars at a rate of $0.88198.

Name	2006 Cash Deferred ($)	Shares (#)

Colin J. Adair	61,745	4,496

W. John Bennett	61,745	4,496

George A. Burnett	15,828	2,231

Serge Gouin	120,543	8,742

Betty Jane Hess	68,813	5,070

Christine A. Magee	61,745	4,496

Donald G. Watt	55,129	4,041

(2)
No stock options were granted in 2006. The value of option awards reflects the amount of compensation cost recognized by the company for financial statement reporting purposes, as computed in accordance with SFAS 123R except that forfeitures are not included. As a result, the amounts include compensation attributable to awards granted prior to 2006. See Note 18 to the audited financial statements included in the company's Annual Report on Form 10-K for the year ended December 30, 2006 regarding assumptions underlying valuation of equity awards. The following table shows the aggregate total numbers of stock option awards outstanding.

Name	Grant Date	Expiration Date	Option Exercise Price ($)(5)		Outstanding Stock Options (Exercisable) (#)	Grant Date Fair Value ($)(5)

Colin J. Adair	06/11/1998 07/18/2001 12/10/2002	06/11/2008 07/18/2008 12/10/2009	$ $ $	8.19 14.80 23.94	25,000 5,000 5,000	100,612 36,298 48,912

W. John Bennett	06/11/1998 07/18/2001 12/10/2002	06/11/2008 07/18/2008 12/10/2009	$ $ $	8.19 14.80 23.94	15,000 5,000 5,000	60,367 36,298 48,912

George A. Burnett				—	—	—

Serge Gouin	06/11/1998 07/18/2001 12/10/2002	06/11/2008 07/18/2008 12/10/2009	$ $ $	8.19 14.80 23.94	50,000 5,000 5,000	201,224 36,298 48,912

Stephen H. Halperin	07/18/2001 12/10/2002	07/18/2008 12/10/2009	$ $	14.80 23.94	5,000 5,000	36,298 48,912

Betty Jane Hess	11/30/2004	11/30/2011		$25.96	25,000	233,750

Philip B. Livingston	04/17/2003	04/17/2010		$22.80	25,000	134,077

Christine A. Magee	12/10/2002	12/10/2009		$23.94	25,000	244,559

Andrew Prozes	01/28/2005	01/28/2012		$25.70	25,000	224,517

Donald G. Watt	12/10/2002	12/10/2009		$23.94	5,000	48,912

Frank E. Weise III	07/03/2001 12/10/2002 04/27/2004	07/03/2008 12/10/2009 04/27/2011	$ $ $	14.31 23.94 35.30	250,000 200,000 150,000	1,814,882 1,956,468 3,459,401

(3)
Non-employee directors are also reimbursed for certain business expenses, including travel expenses, in connection with board and committee meeting attendance. These amounts are not included in the Director Compensation Table.

(4)
Mr. Halperin is compensated in Canadian dollars. Fees earned by Mr. Halperin have been translated from Canadian dollars to U.S. dollars at a rate of $0.88198. As described in footnote (1) above, certain of our other directors deferred 2006 cash compensation into their deferred share account under the Share Plan for Non-Employee Directors, which deferred share accounts are maintained in Canadian dollars.

(5)
The terms of options are set in Canadian dollars. Option exercise prices and grant date fair values have been translated from Canadian dollars to U.S. dollars at a rate of $0.8581.

Cash Compensation Paid to Board Members

        Directors receive retainers for their service; U.S. resident directors receive their applicable retainers in U.S. dollar amounts, while Canadian resident directors receive their applicable retainers in Canadian dollar amounts. For each year of service, directors are entitled to receive an annual cash retainer of C$60,000 (or US$48,000). Each director who serves as a committee chair (other than the audit committee chair) receives C$10,000 (or US$8,000) annually in addition to the annual cash retainer. The audit committee chair receives C$15,000 (or US$12,000) annually in addition to the annual cash retainer. Each director who is a member of a committee receives an annual cash retainer of C$10,000 (or US$8,000). In addition to receiving a retainer for acting as a chair of a committee, the chair of a committee also receives this committee membership retainer. Also, non-employee directors are reimbursed for certain business expenses, including their travel expenses in connection with board and committee meeting attendance.

        The lead independent director receives an annual retainer of C$140,000. Mr. Willis is a management director and as such does not receive directors' fees.

Cash Compensation Paid to the Chairman of the Board

        Pursuant to a letter agreement between Cott and Mr. Weise, Mr. Weise receives an annual fee of $250,000 to serve as the chairman of the company's board. Under the letter agreement, Mr. Weise will be submitted for election to the board at each annual meeting of the company's shareowners and the company will recommend to the board and any appropriate committee that he continue as chairman provided that (i) Mr. Weise is not disqualified by applicable law from acting as a director, (ii) he is not in breach of the letter agreement, (iii) he was elected to the board by the shareowners at the most recent meeting held for this purpose, and (iv) the company has not otherwise determined that it is not in its own best interest to make such submissions or recommendations. The letter agreement will terminate on the earlier of (i) the date on which the company's shareowners do not elect Mr. Weise as a director; (ii) the company's directors (or any applicable committee) fail to appoint Mr. Weise as chairman of the company's board; and (iii) upon receipt of 120 days' notice by either the company or Mr. Weise that such party intends to terminate the letter agreement.

Share Ownership Requirements for Board Members

        Directors are required to own personally at least C$50,000 worth of the company's common shares, the value of which is calculated at the time of purchase. Directors must have acquired such shares by December 2006 or if later, within three years of joining the board. The shares may be acquired through the company's Share Plan for Non-Employee Directors and the Share Appreciation Rights Plan. As of December 30, 2006, all directors had acquired the requisite amount of common shares or had been directors for less than three years.

Share Plan for Non-Employee Directors

        The company's Share Plan for Non-Employee Directors allows directors who are neither employees nor full-time officers to elect to receive their fees in the form of the company's common shares. Fees that would otherwise be payable to directors who elect to participate in the plan are paid to a third party trustee who uses the funds to purchase shares on the open market. The trustee allocates the number of shares attributable to each participant based on the amount of fees contributed in respect of that participant. A participant may only receive the shares purchased under the plan (or direct the trustee to sell the shares purchased on his or her behalf and receive the proceeds from the sale of such shares) upon ceasing to be a director. No shares are issued from treasury in connection with this plan and it is not dilutive to shareowners.

EQUITY COMPENSATION PLAN INFORMATION

        Set out below is information, as of December 30, 2006, about the only equity compensation plan under which we may issue our common shares from treasury, the Option Plan.

Plan Category	Number of Common Shares to be Issued upon Exercise of Outstanding Options (a)	Weighted-average Exercise Price of Outstanding Options (b)		Number of Common Shares Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)

Restated Cott Corporation 1986 Common Share Option Plan, as amended(1)	2,696,255	C$	29.65	2,964,796

(1)
As this plan was adopted prior to our initial public offering it was not approved by shareowners. Subsequent amendments to the plan that required shareowner approval have been approved by shareowners. The material terms of the Option Plan are summarized in "Compensation of Executive Officers — Compensation Components — Long-Term Incentives — Restated 1986 Common Share Option Plan, as amended".

DIRECTORS AND OFFICERS INSURANCE

        We provide insurance for the benefit of our directors and officers against certain liabilities that may be incurred by them in their capacity as directors and officers, as specified in the policy. The current annual policy limit is $40,000,000. We are reimbursed for amounts paid to indemnify directors and officers, subject to a deductible of $1,500,000 for securities and certain other claims and a deductible of $500,000 for all other claims. The deductible is our responsibility. There is no applicable deductible if we are unable or not permitted to indemnify. The annual premium, which is currently $586,560, including sales taxes, is paid by us.

        Under the terms of our by-laws and agreements with certain directors, we indemnify our directors and officers against certain liabilities incurred by them in their capacity as directors and officers to the extent permitted by law.

CORPORATE GOVERNANCE

Proposal to Confirm Amendment to By-Laws to Provide for Uncertificated Shares

        On August 8, 2006, the Securities and Exchange Commission approved rule changes proposed by the New York Stock Exchange (the "NYSE") that require securities listed on the NYSE to be eligible for listing and transfer on a Direct Registration System ("DRS"). DRS enables an investor to have securities registered in his or her name without having a physical certificate issued to him or her and also allows the investor to electronically transfer securities to his or her broker-dealer in order to effect a transaction without the risk and delays associated with the use of physical certificates.

        Because our Articles of Incorporation and By-Laws are silent on the issue of uncertificated shares, our board of directors has approved, and recommends that our shareowners confirm, amendments to Sections 8.03 and 8.06 of our By-Law No. 2002-1 (the "By-Laws") to provide that shares of Cott's capital stock may be certificated or uncertificated, and to provide for the recordation and transfer of uncertificated shares.

        The full text of the amended and restated Sections 8.03 and 8.06 of our By-Laws are as follows:

      Section 8.03 Registration of Transfer.    Subject to the provisions of the Act, no transfer of shares shall be registered in a securities register except upon presentation of the certificate representing such shares with a transfer endorsed thereon or delivered therewith duly executed by the registered holder or by his attorney or successor duly appointed, or upon proper instructions from the holder of uncertificated shares, in each case with such reasonable assurance or evidence of signature, identification and authority to transfer as the board may from time to time require, and upon payment of all applicable taxes and any fees required by the board.

      Section 8.06 Share Certificates.    Shares of the capital stock of the Corporation may be certificated or uncertificated. Every holder of one or more shares of the Corporation shall be entitled, at his option, to a share certificate, or to a non-transferable written acknowledgement of his right to obtain a share certificate, stating the number and class or series of shares held by him as shown on the securities register. Share certificates and acknowledgements of a shareowner's right to a share certificate respectively, shall be in such form as the board shall from time to time approve. Any share certificate shall be signed in accordance with section 2.02, and need not be under the corporate seal; provided that, unless the board otherwise determines, certificates representing shares in respect of which a transfer agent and/or registrar has been appointed shall not be valid unless countersigned by or on behalf of such transfer agent and/or registrar. The signature of one of the signing officers or, in the case of share certificates which are not valid unless counter-signed by or on behalf of a transfer agent and/or registrar, the signatures of both signing officers, may be printed or mechanically reproduced upon share certificates and every such printed or mechanically reproduced signature shall for all purposes be deemed to be the signature of the officer whose signature it reproduces and shall be binding upon the Corporation. A share certificate executed as aforesaid shall be valid notwithstanding that one or both of the officers whose facsimile signature appears thereon no longer holds office at the date of issue of the certificate.

        The foregoing amendment to our By-Laws became effective upon the adoption of a resolution by our board of directors on March 14, 2007, but pursuant to subsection 103(2) of the Canada Business Corporations Act, it is subject to confirmation by our shareowners. If the amendment is confirmed, or if it is confirmed with such further amendments as the shareowners may approve, it will continue in effect in the form in which it was so confirmed. If the amendment is rejected by the shareowners, it will cease to be effective as of the date of our annual and special meeting.

        The board of directors and management recommend that you vote FOR the resolution confirming the amendment to our By-Laws to provide for uncertificated shares. A majority of the votes cast must be in favour of the resolution confirming the amendment to our By-Laws, which is set out at Appendix B on page B-1, in order for it to be approved. Unless a proxy specifies that the shares it represents should abstain from voting or vote against the resolution set out in Appendix B, the persons named in the enclosed proxy intend to vote in favour of the resolution.

Board and Management Roles

        The board of directors has explicitly assumed responsibility for the stewardship of Cott, including:

  •
  the adoption of a strategic planning process,

  •
  the identification of the principal risks for Cott and the implementation of appropriate risk management systems,

  •
  succession planning and monitoring of senior management,

  •
  ensuring that we have in place a communications policy to enable us to communicate effectively and in a timely manner with our shareowners, other stakeholders and the public generally, and

  •
  the integrity of our internal control and management information systems.

        All decisions materially affecting Cott, our business and operations, including long-term strategic and operational planning, must be approved by the board prior to implementation. Each year management prepares a statement of objectives, plans and performance standards. This statement is submitted to the board of directors for its review and approval prior to implementation.

        To assist in discharging its responsibilities effectively, the board has established three committees: the Audit Committee, the Corporate Governance Committee and the Human Resources and Compensation Committee. The roles of the committees as part of our governance process are outlined below, and their charters may be viewed on our website at www.cott.com. Each committee has the authority to retain special legal, accounting or other advisors.

Allocation of Responsibility between the Board and Management

        The board has adopted a written mandate, the text of which is set out in Appendix D. The business and affairs of Cott are managed by or under the supervision of the board in accordance with all applicable laws and regulatory requirements. The board is responsible for providing direction and oversight, approving our strategic direction and overseeing the performance of our business and management. Management is responsible for presenting strategic plans to the board for review and approval and for implementing our strategic direction. The board has approved a job description for the Chief Executive Officer, which specifically outlines the responsibilities of this position. One of these responsibilities is to prepare on behalf of management a written statement of management's objectives, plans and standards of performance. This report is reviewed and approved annually by both the Human Resources and Compensation Committee and the entire board. Additionally, we have established a lead independent director role and position descriptions for the chairman of the board and for each committee chair.

Board's Expectations of Management

        The board expects management to pursue the following objectives:

  •
  produce timely, complete and accurate information on our operations and business and on any other specific matter that may, in management's opinion, have material consequences for us and our shareowners and other stakeholders,

  •
  act on a timely basis and make appropriate decisions with regard to our operations, in accordance with all the relevant requirements and obligations and in compliance with our policies, with a view to increasing shareowner value,

  •
  apply a rigorous budget process and closely monitor our financial performance in terms of the annual budget approved by the board,

  •
  develop and implement a strategic plan in light of trends in the market, and

  •
  promote high ethical standards and practices in conducting our business.

Shareowner Communications

        We seek to maintain a transparent and accessible exchange of information with all of our shareowners and other stakeholders with regard to our business and performance, subject to the requirements of all applicable laws and any other limitations of a legal or contractual nature. In addition to our timely and continuous disclosure obligations under applicable law, we regularly distribute information to our shareowners and the investment community through conferences, webcasts made available to the public and press releases. Shareowners and other interested parties are invited to communicate with one or more of our directors, including the lead independent director (who presides at meetings of non-management and independent directors) or with our non-management directors as a group, by sending a letter to the attention of the directors, or any one of them, c/o the Corporate Secretary of Cott, 207 Queen's Quay West, Suite 340, Toronto, Ontario M5J 1A7. The letter should indicate that you are a Cott shareowner or your other interest in Cott. Unless the letter is primarily commercial in nature or if it relates to an improper or irrelevant topic, the Secretary or his designee will:

  •
  forward it to the director or directors to whom it is addressed (or, if it is not directed toward a specific director, to our lead independent director), or

  •
  attempt to have management respond directly, for example where a shareowner requests information about Cott or a share-related matter.

        All communications not forwarded to the directors will be summarized for the directors and made available to the directors upon their request.

        At each board meeting, a member of management presents a summary of all communications received since the last meeting, if any, that were not forwarded and makes those communications available to the directors upon request.

Composition of the Board

        Our articles permit a minimum of three and a maximum of 15 directors. There are eleven nominees for election to the board, a number that the board considers to be adequate given our size and the nature of our shareowner constituency.

        Board members are encouraged to attend each annual meeting of shareowners. Last year all but one of our directors attended the annual meeting.

Independence of the Board

        Mr. Weise is the chairman of our board. Mr. Gouin, an independent director, serves as our lead independent director and presides at meetings of non-management and independent directors. The directors who are not independent are Mr. Weise, Mr. Willis and Mr. Halperin. See "Certain Relationships and Related Transactions" for further discussion of the board's determinations as to independence.

        At all meetings of the board and committees of the board, any non-management board member may request that all members of management, including management directors, be excused so that any matter may be discussed without any representative of management being present. The non-management directors meet independently of management as part of each regularly scheduled quarterly meeting of the board and independent directors meet alone at least quarterly. The directors met independently of management at 10 meetings, and independently of non-independent directors at four meetings, in 2006. In addition, directors who have a material interest in a transaction or agreement are required to disclose the interest to the board, to refrain from voting on the matter and do not participate in discussions relating to the transaction or agreement.

        Each of the Human Resources and Compensation Committee, the Corporate Governance Committee and the Audit Committee is comprised of entirely independent directors. The board oversees the establishment and function of all committees, the appointment of committee members and their conduct. The board has considered the independence of each of its members for purposes of the rules of the New York Stock Exchange and, where applicable, NI 58-101. See "Certain Relationships and Related Transactions".

Board Committees

  Human Resources and Compensation Committee

Members — George A. Burnett, Betty Jane Hess (Chair), Christine A. Magee

        The board has determined that each member of the committee is independent within the meaning of the rules of the New York Stock Exchange and NI 58-101. See "Certain Relationships and Related Transactions". The committee's mandate includes:

  •
  reviewing, approving and, where appropriate, recommending to the board compensation plans and levels for our senior officers, including our Chief Executive Officer,

  •
  reviewing and approving incentive compensation to be allocated to our employees, including senior officers, and

  •
  reviewing and recommending to the board the remuneration to be paid to members of the board.

        The committee also is responsible for reviewing and reporting annually to the board of directors on our organizational structure and ensuring that an appropriate succession plan for the Chief Executive Officer and our senior officers has been developed. The committee met seven times in 2006.

        In determining the amount of compensation for directors, management reviews industry publications and trends and meets with an outside consultant to determine the appropriate level of compensation. Management then reports its findings and recommendations to the committee, which assesses the information to form a recommendation to the board of directors.

        In 2006, George A. Burnett replaced Serge Gouin on the Human Resources and Compensation Committee.

        In fiscal 2006, the Committee engaged Frederick W. Cook & Co. Inc. ("Cook") and Mercer Human Resource Consulting ("Mercer") as independent compensation consultants. The Committee engaged Cook to assist in the preparation of and presentation to our board of directors the offer of employment to our Chief Executive Officer, Brent D. Willis. The Committee also engaged Mercer to assess the marketplace and determine a peer group of companies to use as a primary data source in setting competitive market levels for executive and other compensation. Mercer also developed benchmarks for comparison to the competitive market, and assisted the Committee in establishing consistent policies for change in control practices and grants under long-term incentive compensation plans.

  Corporate Governance Committee

Members — Colin Adair, Serge Gouin (Chair), Philip B. Livingston

        The board has determined that each member of this committee is independent within the meaning of the rules of the New York Stock Exchange and NI 58-101. The Corporate Governance Committee is responsible for developing and monitoring our approach to corporate governance issues in general. Specifically, the Corporate Governance Committee is responsible for:

  •
  reviewing and recommending changes to the mandates of the board committees,

  •
  ensuring compliance with the guidelines, rules and requirements that are applicable to us,

  •
  identifying and recommending the nomination of new members to the board and its committees and identifying and proposing to the board nominees for each annual meeting of shareowners (and as such functions as a nominating committee),

  •
  ensuring that management develops, implements and maintains (i) appropriate orientation and education programs for directors and (ii) a continuing education policy designed to foster a more extensive knowledge of the business on the part of the board,

  •
  monitoring and assessing the individual and collective effectiveness of the board and its committees,

  •
  monitoring the quality of relationship between management and the board and recommending any areas for improvement,

  •
  reviewing and assessing annually our Corporate Governance Guidelines, and

  •
  reviewing and, as appropriate, modifying the Code of Business Conduct and Ethics, and pre-approving any request for a waiver of such Code.

        In selecting candidates for the board, the Corporate Governance Committee applies a number of criteria, including:

  •
  each director should be an individual of the highest character and integrity,

  •
  each director should have sufficient experience to enable the director to make a meaningful contribution to the board and to Cott,

  •
  each director should have sufficient time available to devote to our affairs in order to carry out his or her responsibilities as a director,

  •
  each person who is nominated as an independent director should meet all of the criteria established for independence under applicable securities or stock exchange laws, rules or regulations,

  •
  whether the residency of the nominee will impact residency and qualification requirements under applicable legislation relating to the composition of the board and its committees, and

  •
  whether the person is being nominated, or is precluded from being nominated, to fulfill any contractual obligation we may have.

        The committee considers suggestions as to nominees for directors from any source, including any shareowner. Shareowners wishing to suggest a candidate for a director should write to our Corporate Secretary at our executive office and include:

  •
  a statement that the writer is a shareowner and is proposing a candidate for consideration by the Corporate Governance Committee,

  •
  the name and contact information for the candidate,

  •
  a statement of the candidate's business and educational experience,

  •
  information regarding each of the factors listed above, other than those in respect of board size and composition, to enable the committee to evaluate the candidate,

  •
  a statement detailing the relationship between the candidate and us or any of our customers, suppliers or competitors,

  •
  detailed information about any relationship or understanding between the writer and the proposed candidate, and

  •
  a statement that the candidate is willing to be considered as a candidate and willing to serve as a director if nominated and elected.

        The committee conducts assessments of the board and its committees at least annually. Directors are required to complete an evaluation of the performance of the board, its committees and directors, which are then reviewed by the committee and results and recommendations resulting therefrom reported to the full board.

        New directors are provided with material respecting Cott and attend information sessions and plant tours with management in order to familiarize themselves with the business. They also meet with company representatives to review the mandates and roles of the board and its committees as well as applicable corporate policies. Directors regularly meet with management to discuss corporate developments and participate in plant tours from time to time. In addition, directors are provided with materials concerning matters to be discussed at upcoming meetings prior to the meeting.

        The Corporate Governance Committee may from time to time engage outside advisors to assist in identifying and evaluating potential nominees to the board.

        The Corporate Governance Committee met four times in 2006.

        Because Mr. Adair will not stand for re-election by the shareowners at the meeting, the board intends to re-assess the composition of this committee immediately following the meeting.

  Audit Committee

Members — W. John Bennett, Philip B. Livingston (Chair), Andrew Prozes

        The Audit Committee reports directly to the board. Each member has been determined by the board to be independent within the meaning of the rules of the New York Stock Exchange and Rule 10A-3 of the U.S. Exchange Act.

        The committee, on behalf of the board, oversees the integrity of our annual and interim consolidated financial statements, compliance with applicable legal and regulatory requirements, significant financial reporting issues, the internal audit function, the annual independent audit of our financial statements, the independent auditors' qualifications and independence, the performance of our internal auditors and independent auditors and is responsible for satisfying itself that we have implemented appropriate systems of internal controls. The committee reviews the terms of engagement and proposed overall scope of the annual audit with management and the independent auditor. See "Auditors — Audit Committee Report".

        The committee operates pursuant to a written charter that was approved and adopted by the board on March 7, 2001 and updated in March, 2004, February, 2005 and March, 2006, the text of which is set out in Appendix E. As required by the New York Stock Exchange rules, the board has determined that each member of the committee is financially literate and that Mr. Livingston qualifies as an "audit committee financial expert" within the meaning of the rules of the U.S. Securities and Exchange Commission. The committee met seven times in 2006.

        Because Mr. Bennett will not stand for re-election by the shareowners at the meeting, the board intends to re-assess the composition of this committee immediately following the meeting.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        No member of the Human Resources and Compensation Committee is or was during 2006 an employee, or is or ever has been an officer, of Cott or its subsidiaries. No executive officer of Cott served as a director or a member of the Human Resources and Compensation Committee of another company, one of whose executive officers serves as a member of Cott's board of directors or Human Resources and Compensation Committee.

AUDITORS

Appointment of Auditors

        At the meeting you will be asked to approve the appointment of PricewaterhouseCoopers LLP, as our auditors for the next year. A majority of the votes cast must be in favour of this resolution in order for it to be approved.

Principal Accountant's Fees

        The aggregate fees billed by PricewaterhouseCoopers LLP for professional services performed by PricewaterhouseCoopers LLP for us for fiscal 2006 and 2005 were as follows:

	Fiscal Year
	2006	2005

Audit Fees (including out-of-pocket expenses)	$2,240,050	$2,087,737

Audit-Related Fees	160,047	154,470

Tax Fees	257,691	156,166

Total	$2,657,788	$2,398,373

Audit Fees

        Audit fees are those for services related to the audit of our annual financial statements for the 2006 and 2005 fiscal years and for the review of the financial statements included in our Quarterly Reports on Form 10-Q for those years.

Audit-Related Fees

        Audit-related fees for the 2006 and 2005 fiscal years consisted primarily of consultation on various matters and translation of financial documents. In 2005 audit-related fees also included translation of financial assistance reports relating to an acquisition.

Tax Fees

        Tax fees in fiscal 2006 and 2005 consisted of tax compliance services and advice.

Pre-Approval Policies and Procedures

        In engaging our independent auditor, the Audit Committee considers the following guidelines:

  •
  For audit services, the independent auditor is to provide the committee with an engagement letter during the last quarter of each fiscal year outlining the scope of the audit services proposed to be performed in the next fiscal year. If agreed to by the committee, this engagement letter will be formally accepted by the committee. The independent auditor is to submit an audit services fee proposal for approval by the committee.

  •
  For non-audit services, management and the independent auditor will periodically submit to the committee for approval in advance a description of particular non-audit services. Management and the independent auditor will each confirm to the committee that each proposed non-audit service is permissible under applicable legal requirements. The committee must approve permissible non-audit services in order for us to engage the independent auditor for such services. The committee will be informed routinely as to the non-audit services actually provided by the independent auditor pursuant to this process.

  •
  If management proposes that the committee engage the independent auditor to provide a non-audit service that is not contemplated or approved by the committee pursuant to the process outlined above, management will submit the request to the committee. Our management and the independent auditor will each confirm to the committee that such non-audit service is permissible under all applicable legal requirements. Management will also provide an estimate of the cost of such non-audit service. The committee must approve the engagement for the non-audit service and the fees for such service prior to our engagement of the independent auditor for the purposes of providing such non-audit service.

        Any amendment or modification to an approved permissible non-audit service must be approved by the committee or the chair of the committee prior to the engagement of the auditors to perform the service.

        All of our audit related fees and tax fees in 2006 were pre-approved by the Audit Committee. The Audit Committee has determined that the provision of the non-audit services for which these fees were rendered is compatible with maintaining the independent auditor's independence.

        One or more representatives of PricewaterhouseCoopers LLP will be present at the meeting, will have an opportunity to make a statement as he or she may desire and will be available to respond to appropriate questions.

Audit Committee Report

        The Audit Committee has reviewed and discussed with management Cott's audited financial statements and Management's Report on Internal Control over Financial Reporting.

        The committee reviewed with the independent auditor their judgment as to the quality, not just the acceptability, of Cott's accounting principles and such other matters as the committee and the auditors are required to discuss under generally accepted auditing standards, in particular those matters required to be discussed by Statement of Auditing Standards No. 61, "Communications with Audit Committees", as amended by Statement of Auditing Standards No. 90, "Audit Committee Communications". The committee also reviewed with management and PricewaterhouseCoopers LLP the critical accounting policies underlying Cott's financial statements and how these policies were applied to the financial statements.

        The audit committee received the written disclosures and the letter from the auditor required by the Independence Standards Board Standard No. 1. The committee discussed with the auditors the auditor's independence from Cott and management, including the matters that are required to be disclosed in writing by the Independence Standards Board and considered the compatibility of non-audit services with the auditors' independence.

        Based on the foregoing reviews and discussions, the committee recommended to the board of directors that the audited financial statements be included in Cott's annual report on Form 10-K for the year ended December 30, 2006 for filing with the U.S. Securities and Exchange Commission.

PHILIP LIVINGSTON, CHAIR
W. JOHN BENNETT
ANDREW PROZES

ADDITIONAL INFORMATION

Information about Cott

        Upon request to the Corporate Secretary you may obtain a copy of our annual report on Form 10-K for the fiscal year ended December 30, 2006, our 2006 audited financial statements, and additional copies of this document. Copies of these documents may also be obtained on our website at www.cott.com, on the SEDAR website maintained by the Canadian securities regulators at www.sedar.com and on the EDGAR website maintained by the United States Securities and Exchange Commission at www.sec.gov.

        In addition, we have made available on our website our Code of Business Conduct and Ethics and our Corporate Governance Guidelines, as well as the charters of each of our Human Resources and Compensation Committee, Corporate Governance Committee and Audit Committee. Copies of any of these documents are available in print to any shareowner upon request to the Corporate Secretary.

Householding

        Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy circulars and annual reports. This means that only one copy of our proxy circular or annual report may have been sent to multiple shareowners in your household. We will promptly deliver a separate copy of either document to you if you request one by writing or calling as follows: Cott Corporation, 207 Queen's Quay West, Suite 340, Toronto, Ontario, Canada M5J 1A7, Attention: Investor Relations Department; telephone number (416) 203-3898. If you want to receive separate copies of the annual report and proxy circular in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

Approval

        The board of directors of Cott has approved the contents and sending of this proxy circular.

	(Signed)	MARK R. HALPERIN
Chief Legal & Ethics Officer and
Corporate Secretary

March 26, 2007

APPENDIX A

RESTATEMENT OF THE
EXECUTIVE INVESTMENT SHARE PURCHASE PLAN

BE IT RESOLVED AS AN ORDINARY RESOLUTION OF THE SHAREOWNERS THAT:

1.
the Restatement of the Executive Investment Share Purchase Plan described in the proxy circular for Cott Corporation's annual and special meeting of shareowners to be held on April 26, 2007, under the heading "Compensation of Executive Officers — Proposed Restatement of Executive Investment Share Purchase Plan", be and the same is hereby authorized and approved; and

2.
any officer or director of Cott Corporation be and is hereby authorized and directed, for and on behalf of Cott Corporation, to execute and deliver all such documents and to do all such acts and things as he or she may determine necessary or desirable in order to carry out the foregoing provisions of this resolution, the execution of any such document or the doing of any such acts and things being conclusive evidence of such determination.

A-1

APPENDIX B

CONFIRMATION OF AMENDMENT TO BY-LAW NO. 2002-1

BE IT RESOLVED AS AN ORDINARY RESOLUTION OF THE SHAREOWNERS THAT:

1.
the Amendment to the By-Law No. 2002-1 of Cott Corporation described in the proxy circular for Cott Corporation's annual and special meeting of shareowners to be held on April 26, 2007, under the heading "Corporate Governance — Proposal to Confirm Amendment to By-Laws to Provide for Uncertificated Shares", be and the same is hereby confirmed; and

2.
any officer or director of Cott Corporation be and is hereby authorized and directed, for and on behalf of Cott Corporation, to execute and deliver all such documents and to do all such acts and things as he or she may determine necessary or desirable in order to carry out the foregoing provisions of this resolution, the execution of any such document or the doing of any such acts and things being conclusive evidence of such determination.

B-1

APPENDIX C

RESTATED EXECUTIVE INVESTMENT
SHARE PURCHASE PLAN

COTT CORPORATION

EXECUTIVE INVESTMENT SHARE PURCHASE PLAN
(2007 RESTATEMENT)

ARTICLE I

Introduction

1.1       Purpose and Restatement Effective Date.

            The Company previously established the Plan, effective as of the Effective Date, for the purpose of rewarding Eligible Employees of Cott Corporation and its affiliates who achieve their respective Annual Performance Targets. The Plan is hereby amended and restated in its entirety as of the Restatement Effective Date. The Plan, as amended and restated herein, shall only apply to Benefit Amounts granted for Fiscal Years beginning on or after the Restatement Effective Date.

1.2       Shareholder Approval.

            Notwithstanding Section 1.1, the amended and restated Plan shall not be deemed effective unless it is approved by a majority of the Company's shareholders at the Company's next annual shareholder meeting held after the Restatement Effective Date.

1.3       Formula Plan.

            The Plan is intended as a "formula plan" within the meaning of the NYSE shareholder approval rules that were approved by the Securities and Exchange Commission on June 30, 2003, and contains an evergreen formula for annual increases in the total number of Common Shares that can be purchased for Benefiting Active Participants if they achieve subsequent years' Annual Performance Targets.

1.4       Plan Document.

            Each new Active Participant shall be given a copy of the Plan document. Thereafter, Participants may request a copy of the Plan document and any amendments thereto from the Committee.

ARTICLE II

Definitions

            The following capitalized terms shall have the meanings set forth in this Article II. Any use of the singular shall include the plural and the plural the singular, as applicable to the context in which the terms are used.

            2.1       "Account" means, with respect to a Benefiting Active Participant, the account established by the Trustee to record the number of Common Share Units and amount of cash credited to such Benefiting Active Participant for a Fiscal Year pursuant to Sections 4.5 and 6.1. Notwithstanding anything contained herein to the contrary, a Participant shall have no right to the Common Shares Units or cash credited to his or her Account until such Common Shares Units or cash are distributed to him or her pursuant to the provisions of Article VII or Article VIII hereof, respectively.

            2.2       "Active Participant" means an Eligible Employee who has been designated by the Committee as eligible to participate in the Plan for the Fiscal Year.

            2.3       "Annual Performance Targets" means, with respect to each Fiscal Year, the performance targets established by the Committee for an Eligible Employee, which targets shall be established in writing by the Committee within the first 90 days of such Fiscal Year.

            2.4       "Benefit Amount" means the amount (stated in terms of Canadian dollars) determined by the Committee, in its sole discretion, as the benefit granted under the Plan to a Benefiting Active Participant for a Fiscal Year.

            2.5       "Benefiting Active Participant" means, with respect to a Fiscal Year, an Active Participant who remains employed by an Employer as of such Fiscal Year End.

            2.6       "Board" means the Board of Directors of the Company.

            2.7       "Canadian Participant" means a Participant who is taxable under the laws of Canada.

            2.8       "Change of Control" means: (i) a consolidation, merger or amalgamation of the Company with or into any other corporation whereby the voting shareholders of the Company immediately prior to such event receive less than 50% of the voting shares of the consolidated, merged or amalgamated corporation; (ii) a sale by the Company of all or substantially all of the Company's undertakings and assets; or (iii) a proposal by or with respect to the Company being made in connection with a liquidation, dissolution or winding-up of the Company. Notwithstanding the foregoing, with respect to U.S. Participants, an event shall not constitute a "change in control" unless the event constitutes a "change in control event" within the meaning of proposed or final regulations issued by the United States Department of Treasury under Code Section 409A.

            2.9       "Code" means the United States Internal Revenue Code of 1986, as amended.

            2.10     "Committee" means the Human Resources and Compensation Committee of the Board.

            2.11     "Common Share Unit" means a unit representing the right to receive one Common Share.

            2.12     "Common Shares" means the common shares in the capital of the Company.

            2.13     "Company" means Cott Corporation, a corporation amalgamated under the laws of Canada.

            2.14     "CSU Account" means the portion of a Participants' Account attributable to Fiscal Year CSU Contributions.

            2.15     "Deferred Cash Account" means, in respect of Canadian Participants only, the portion of such Participant's Account attributable to Fiscal Year Cash Contributions.

            2.16     "Distribution Event" means the earliest of (i) a Participant's death, Permanent Disability, Normal Retirement or termination of employment (whether for cause or without cause), (ii) a Change of Control, or (iii) the prior occurrence of an Unforeseeable Emergency.

            2.17     "Distribution Date" means, in respect of any Common Share Unit, the last business day of the third Fiscal Year following the Fiscal Year in respect of which such Common Share Unit was earned.

            2.18     "EISP Custodial Fund" means the trust fund established under the EISP Custodial Trust Agreement.

            2.19     "EISP Custodial Trust Agreement" means the agreement, as amended and restated effective January 4, 2004 (formerly known as the Employee Savings Plan Trust Agreement that was originally effective January 2, 2002), by and among the Company, the Trustee and the Agent (as defined therein) pursuant to which Common Shares and any income attributable thereto are held by the Trustee.

            2.20     "EISP Fund" means the trust fund established under the Executive Investment Share Purchase Plan Trust Agreement, which for purposes of the Plan constitutes an "Employee Benefit Plan" as defined under the Tax Act.

            2.21     "Effective Date" means January 4, 2004.

            2.22     "Eligible Employee" means an Employee who is among a select group of management Employees and who is designated by the Employer in its sole discretion as eligible to participate in the Plan.

            2.23     "Employee" means a full-time or part-time employee of an Employer.

            2.24     "Employer" means the Company, Cott Beverages Inc., Cott Beverages Limited and any other affiliate designated as an Employer by the Committee.

            2.25     "Executive Investment Share Purchase Plan Trust Agreement" means the agreement effective January 4, 2004, by and among the Company, the Trustee and the Agent (as defined therein) to carry out the purposes of the Plan in respect of Common Shares purchased by the Trustee and any income attributable thereto in accordance with the terms of the Plan.

            2.26     "Fiscal Year" means the 12-month period beginning the first Sunday following the Saturday that was the last Saturday in December and ending on the Fiscal Year End.

            2.27     "Fiscal Year Cash Contribution" means, in respect of Canadian Participants only, that portion of a Canadian Benefiting Active Participant's Benefit Amount that such Benefiting Active Participant has elected to have contributed for a Fiscal Year to the EISP Fund in the form of cash.

            2.28     "Fiscal Year Contribution" means the sum of a Benefiting Active Participant's Fiscal Year Cash Contribution and Fiscal Year CSU Contribution for a Fiscal Year.

            2.29     "Fiscal Year CSU Contribution" means the portion of the Benefit Amount that a Benefiting Active Participant has elected to have contributed for a Fiscal Year to the EISP Fund in the form of Common Share Units.

            2.30     "Fiscal Year End" means, with respect to each Fiscal Year, the last Saturday in December of a calendar year, or such other date as determined by the Board.

            2.31     "Matching Shares" means Common Shares contributed by the Company to a Participant's account under the EISP Custodial Fund in accordance with the terms of this Plan.

            2.32     "Normal Retirement" means retirement from office or employment with an Employer (at the election of the Employee and as agreed to by the Employer) coincident with or following the Employee's attainment of age 55.

            2.33     "NYSE" means the New York Stock Exchange.

            2.34     "Participant" means any current Employee, Active Participant or Terminated Participant who has an Account under the Plan.

            2.35     "Performance Cycle" means a three-Fiscal Year period, commencing the first day of each Fiscal Year, over which performance is measured for the purpose of determining a Participant's eligibility to earn any Matching Shares.

            2.36     "Performance Goals" shall mean the criteria and objectives determined by the Committee in its discretion pursuant to the Plan, which shall be satisfied or met during the applicable Performance Cycle as a condition precedent to a Participant earning Matching Shares. Such criteria and objectives may include earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; operating income; net operating income after tax; pre-tax or after-tax income; cash flow; net earnings; earnings per share; share price performance; return on assets; return on equity; return on invested capital; tangible net asset growth; any combination of the foregoing; or any other financial criteria and objectives determined by the Committee in its discretion.

            2.37     "Permanent Disability" means the complete and permanent incapacity of a Participant, as determined by a licensed medical practitioner approved by the Committee, due to a medically determinable physical or mental impairment which prevents such Participant from performing substantially all of the essential duties of his or her office or employment. Notwithstanding the foregoing, a U.S. Participant will not be considered to have suffered a Permanent Disability unless the U.S. Participant is determined to be "disabled" within the meaning of Code Section 409A(a)(2)(C).

            2.38     "Plan" means the Cott Corporation Executive Investment Share Purchase Plan, as amended and restated herein and as subsequently amended from time to time.

            2.39     "Prevailing Market Price" means the price at which the Trustee can purchase Common Shares on the Toronto Stock Exchange on any date of purchase.

            2.40     "Restatement Effective Date" means December 31, 2006.

            2.41     "Tax Act" means the Income Tax Act (Canada) and all regulations and policies made thereunder, as amended or restated from time to time. Any reference in the Agreement to a provision of the Tax Act includes any successor provision thereto.

            2.42     "Term" means the ten-year period beginning on the Effective Date and ending on the Fiscal Year End of the 10th year.

            2.43     "Terminated Participant" means a Participant who has incurred a Termination Date and shall include, where the context requires, the personal representative(s) of a Participant.

            2.44     "Termination Date" means the Participant's last day of active service with his or her Employer (determined without regard to any notice of termination owing pursuant to statute, regulation, agreement or common law).

            2.45     "Trust Agreements" means, collectively, the Executive Investment Share Purchase Plan Trust Agreement and the EISP Custodial Trust Agreement.

            2.46     "Trustee" means the trustee to be appointed under the Trust Agreements.

            2.47     "U.S. Participant" means a Participant who is taxable under the laws of the United States.

            2.48     "Unforeseeable Emergency" shall have the meaning set forth in Code Section 409A(a)(2)(B)(ii).

ARTICLE III

Participation

3.1       Enrolment for Fiscal Year.

            Active Participants for a Fiscal Year who were Eligible Employees on or before the immediately preceding Fiscal Year End shall be automatically enrolled in the Plan effective as of the first day of such Fiscal Year. Eligible Employees who are designated as Active Participants for a Fiscal Year following the first day of such Fiscal Year shall be automatically enrolled in the Plan as of the date of such designation.

3.2       Annual Performance Targets.

            No later than 90 days following the commencement of a Fiscal Year, each Active Participant will be informed of his or her Annual Performance Targets for such Fiscal Year.

3.3       Active Participant Elections.

  (a)
  On or before (i) the last day of the preceding Fiscal Year, if the Benefit Amount does not qualify as "performance-based compensation" (within the meaning of Code Section 409A(a)(4)(B)(iii)), or (ii) the date that is six (6) months before the end of a Fiscal Year, if the Benefit Amount does qualify as performance-based compensation (or such later date as the Company may determine for Active Participants other than U.S. Participants), each Active Participant must irrevocably elect, on a form provided by the Company, to have all or a portion of any Benefit Amount to which he or she becomes entitled for such Fiscal Year (i) contributed to the EISP Fund and credited to his or her Account as a Fiscal Year Contribution; or (ii) paid to him or her in the form of cash following the end of the Fiscal Year. An Active Participant who fails to make the election required by this Section 3.3 shall be deemed to have elected to have his or her entire Benefit Amount paid to him or her in the form of cash following the end of the Fiscal Year.

  (b)
  Canadian Participants shall also be required to allocate any Fiscal Year Contribution to which he or she becomes entitled for a Fiscal Year between a Fiscal Year Cash Contribution and a Fiscal Year CSU Contribution and shall notify the Company of such allocation during the 20-day period following the Fiscal Year End of such Fiscal Year.

ARTICLE IV

Operation of the Plan

4.1       Determination of Benefits.

            Within 120 days after each Fiscal Year End, the Committee shall determine in respect of such Fiscal Year:

  (a)
  the Benefiting Active Participants;

  (b)
  the Benefit Amount to be awarded to each Benefiting Active Participant for such Fiscal Year;

  (c)
  the amount of each Benefiting Active Participant's Benefit Amount, if any, that the Benefiting Active Participant has elected to have contributed to the EISP Fund as a Fiscal Year CSU Contribution pursuant to Section 3.3;

  (d)
  in respect of Canadian Participants only, the amount of each Canadian Benefiting Active Participant's Benefit Amount, if any, that the Benefiting Active Participant has elected to have contributed to the EISP Fund as a Fiscal Year Cash Contribution pursuant to Section 3.3(b); and

  (e)
  the amount of each Benefiting Active Participants' Benefit Amount, if any, that the Benefiting Active Participant has elected to receive as an immediate cash distribution pursuant to Section 3.3.

4.2       Performance Goals.

            Within the first 89 days of each Performance Cycle, the Committee shall, in its discretion, (i) establish in writing for such Performance Cycle the specific Performance Goals as the Committee believes are relevant to the Company's overall business objectives and that are to be attained in order to earn Matching Shares for such Performance Cycle; and (ii) instruct senior People management to notify each Participant in writing of the established Performance Goals for such Performance Cycle.

4.3       Contribution to EISP Fund.

            No later than 30 days following the determinations by the Committee under Section 4.1, the Company shall:

  (a)
  either contribute the aggregate Fiscal Year Contributions to the EISP Fund and seek reimbursement from the other participating Employers, or cause each Employer to contribute its respective share of such Fiscal Year Contributions to the EISP Fund, such share representing the portion of such Fiscal Year Contributions attributable to the Employer's Benefiting Active Participants for such Fiscal Year; and

  (b)
  forward to the Trustee a list of the Benefiting Active Participants, their respective Fiscal Year Contributions determined under Section 4.1(c) and the amount, if any, to be credited to their respective CSU Accounts and Deferred Cash Accounts.

4.4       Purchase of Common Shares.

  (a)
  Common Shares Purchased for Fiscal Year: As soon as practicable after the aggregate Fiscal Year CSU Contributions are contributed to the EISP Fund, the Trustee shall purchase the maximum number of Common Shares that can be purchased on the Toronto Stock Exchange with such Fiscal Year CSU Contributions at the Prevailing Market Price.

  (b)
  Maximum Number of Common Shares for Fiscal Year: Notwithstanding the foregoing, in no event shall the number of Common Shares purchased under the Plan with respect to a Fiscal Year exceed the maximum number of Common Shares that could be purchased under the Plan for the immediately preceding Fiscal Year plus 1.5% of the total number of Common Shares outstanding as of the first day of such Fiscal Year.

  (c)
  Applicable Law. The purchase of Common Shares by the Trustee shall at all times and in all respects comply with all applicable law, including, without limitation, the rules, regulations and by-laws of the Toronto Stock Exchange, and the policies and regulations of applicable securities regulatory authorities.

4.5       Crediting of Common Share Units to Participants' Accounts.

            As soon as practicable after the completion of the purchase of Common Shares pursuant to Section 4.4(a) above, the Trustee shall credit each Benefiting Active Participant's CSU Account with that number of Common Share Units equal to the quotient obtained by dividing such Benefiting Active Participant's Fiscal Year CSU Contribution by the average per Common Share price at which such Common Shares were purchased by the Trustee.

4.6       Distributions of Non-Deferred Benefit Amounts.

            If a Benefiting Active Participant has elected to receive all or a portion of his or her Benefit Amount in the form of an immediate cash distribution pursuant to Section 3.3, the Committee shall distribute such amount to the Benefiting Active Participant as soon as practicable following the determination of the Benefiting Active Participant's Benefit Amount by the Committee.

4.7       Return of Fiscal Year Contributions.

            If a Fiscal Year CSU Contribution or Fiscal Year Cash Contribution is made to a Participant's Account under a mistake of fact (to include, without limitation, the fact whether shareholder approval as required by Section 1.2 has been properly obtained), the amount of such contribution due solely to such mistake of fact shall be returned to the contributing Employer before the end of the Fiscal Year in which it was made, and the Participant's Account shall be adjusted accordingly.

ARTICLE V

Vesting of Common Share Units

5.1       Full Vesting.

            Common Share Units allocated to a Benefiting Active Participant's Account shall be fully vested and nonforfeitable at all times; provided, however, that Benefiting Active Participants shall not be entitled to receive payment of such Common Share Units except in accordance with Article VII.

ARTICLE VI

Allocation and Vesting of Fiscal Year Cash Contributions

6.1       Allocation of Fiscal Year Cash Contributions.

            Following receipt of the Fiscal Year Cash Contributions made pursuant to Section 4.1(d), the Trustee shall allocate to the Deferred Cash Account of each Canadian Benefiting Active Participant the amount, if any, of each such Canadian Benefiting Active Participant's Benefit Amount for such Fiscal Year that such Canadian Benefiting Active Participant elected to have contributed to the EISP Fund as a Fiscal Year Cash Contribution pursuant to Section 3.3(b).

6.2       Full Vesting.

            Amounts allocated to a Canadian Benefiting Active Participant's Deferred Cash Account shall be fully vested and nonforfeitable at all times; provided, however, that Canadian Benefiting Active Participants shall not be entitled to receive payment of such amounts except in accordance with Article VIII.

6.3       No Earnings Credited.

            No interest or other earnings shall be credited to Deferred Cash Accounts.

ARTICLE VII

Distributions From CSU Accounts

7.1       Payment for Common Share Units.

  (a)
  Subject to Section 7.6 with respect to certain U.S. Participants, on the Distribution Date or upon a prior Distribution Event, a Benefiting Active Participant shall have that number of Common Shares equal to the number of Common Share Units applicable to such Distribution Date allocated to his or her CSU Account distributed from the EISP Fund, registered in the Participant's name and transferred to the Participant's account under the EISP Custodial Fund.

  (b)
  Until distributed to the Participant, the Trustee shall hold all such Common Shares in accordance with the terms of the EISP Custodial Trust Agreement.

7.2       Matching Shares.

  (a)
  Upon completion of the Performance Cycle, the Committee shall certify in writing whether the Performance Goals for such Performance Cycle were attained.

  (b)
  Subject to Section 7.2(c), if: (i) the Participant has not received a distribution of Common Share Units from his or her Account prior to the Distribution Date applicable to such Common Share Units and has been an Employee from the date such Common Share Units were credited to such Participant's CSU Account up to and including such Distribution Date; and (ii) the Committee has certified that the Performance Goals for the Performance Cycle ending on the most recent Fiscal Year End have been attained, the Company shall contribute an equal number of Matching Shares to the Participant's account under the EISP Custodial Fund. Any contribution of Matching Shares in respect of a Performance Cycle under this Section 7.2(b) shall be made within 60 days following the last day of such Performance Cycle.

  (c)
  Unless otherwise determined by the Committee, in its sole discretion, failure to attain the Performance Goals for a Performance Cycle shall result in the failure to earn any of the Matching Shares eligible to be earned in respect of such Performance Cycle. In the event of a Distribution Event prior to the completion of a Performance Cycle, the Committee shall have the discretion to contribute to a Participant's account under the EISP Custodial Fund all of the Matching Shares eligible to be contributed to such account in respect of such Performance Cycle, or such lesser number of Matching Shares (including zero) as the Committee may determine in its discretion.

7.3       Withdrawal of Common Shares.

            A Participant may, at any time and from time to time, by a written notice to the Company in the form approved by the Committee, request, subject to Section 7.5, the delivery to him or her of the certificates representing all or a portion of the Common Shares held in the Participant's EISP Custodial Fund account.

7.4       Payout of EISP Custodial Account at Termination.

            A Terminated Participant must deliver written direction, in the manner prescribed by the Committee, to the Committee within ninety (90) days following his or her Termination Date to request delivery to him or her of share certificates evidencing all such Common Shares. If a Terminated Participant fails to deliver such written direction to the Committee within said ninety (90)-day period, the Committee, subject to Section 7.5, shall instruct the Trustee to deliver to the Terminated Participant the share certificates evidencing all of the Common Shares credited to the Terminated Participant's account as of the Termination Date.

7.5       No Partial Shares.

            Only certificates representing whole Common Shares shall be delivered under Sections 7.3 and 7.4. If a Participant is entitled to a fraction of a Common Share, such entitlement shall be satisfied by payment of the cash equivalent of such fraction, determined in accordance with Section 7.2.

7.6       Delayed Distribution to Certain U.S. Participants.

            Notwithstanding any provision herein to the contrary, if a U.S. Participant is a "specified employee" (within the meaning of Code Section 409A(a)(2)(B)(i) and the proposed or final regulations issued by the United States Treasury Department thereunder), no distribution of Common Share Units may be made with respect to such U.S. Participant pursuant to Section 7.1(a), before the date that is six (6) months after the date on which such U.S. Participant "separated from service" (within the meaning of Code Section 409A(a)(2)(A)(i)) from his or her Employer for reasons other than death.

ARTICLE VIII

Distributions from Deferred Cash Accounts

8.1       Distribution Date.

            If a Canadian Benefiting Active Participant elects pursuant to Section 3.3(b) to have all or a portion of his or her Benefit Amount contributed to the EISP Fund as a Fiscal Year Cash Contribution, such Benefit Amount (less tax withholding) shall be distributed to the Benefiting Active Participant on the last business day of the third Fiscal Year following the Fiscal Year in respect of which such Benefit Amount was earned. Subject to Section 8.2, a Benefiting Active Participant shall not be entitled to distribution of his or her Deferred Cash Account prior to the last business day such Fiscal Year.

8.2       Accelerated Distribution.

            Notwithstanding the provisions of Section 8.1, upon the occurrence of a Distribution Event, the portion of a Canadian Participant's Benefit Amount held in his or her Deferred Cash Account (less tax withholding) shall be distributed to the Canadian Participant within 90 days of such event but in no event later than the last business day of the third Fiscal Year following the Fiscal Year in respect of which such Benefit Amount was earned.

ARTICLE IX

Tax Matters

9.1       Obligation to Withhold.

            If, for any reason whatsoever, the Trustee and/or an Employer becomes obligated to withhold and/or remit to any applicable tax authority (whether domestic or foreign) any amount in connection with this Plan in respect of a Participant, then the Trustee or the Employer, as the case may be, shall provide written notice of such obligation to the Participant and shall make the necessary arrangements, as acceptable to the Trustee or the Employer, in connection with the amount which must be withheld and/or remitted.

9.2       UK Taxation.

            If, for any reason whatsoever, the Trustee and/or an Employer becomes obligated to make any tax payment or primary Class 1 national insurance contribution in the United Kingdom, in either case in respect of the acquisition of Common Shares by a Participant pursuant to this Plan or otherwise in relation to the Common Shares so acquired or in respect of amounts payable or attributed to a Participant in accordance with this Plan (the "UK Tax Liability"), then, by virtue of his or her participation in the Plan, each Participant acknowledges that the Trustee and/or the Employer shall be entitled to recover all such amounts from the Participant by deduction, withholding or by any other means whatsoever. For the avoidance of doubt, the Company, another Employer (or an agent instructed by the Company or such other Employer) or the Trustee shall be entitled to retain, out of the aggregate number of Common Shares to which the Participant would otherwise be entitled pursuant to the Plan, and sell as agent for the Participant such number of Common Shares as in the opinion of the Company or such other Employer will realise an amount equivalent to the UK Tax Liability and to pay such proceeds to the appropriate Employer to reimburse it for the UK Tax Liability. The Company may also require a Participant to enter into a written agreement providing for the recovery of employer's national insurance contributions from the Participant in respect of the acquisition of Common Shares by the Participant pursuant to the Plan.

ARTICLE X

Amendment, Termination and Administration

10.1     Right to Amend and Terminate.

  (a)
  General Right.    Except as restricted by Section 10.2: (i) the Committee or the Board may amend any provisions of the Plan or Trust Agreements at any time, and (ii) the Committee or Board may terminate the Plan at any time prior to expiration of the Term.

  (b)
  No Shareholder Approval.    Notwithstanding Section 10.1(a), in the event shareholder approval is not obtained as required by Section 1.2 the Plan shall be deemed null and void as of the date of the Company's annual shareholder meeting described in Section 1.2.

10.2     Restrictions.

            Notwithstanding Section 10.1(a), no amendment or termination of the Plan shall divest any Participant of his or her existing rights under the Plan with respect to the Common Shares Units allocated or allocable to his or her accounts without the prior written consent of the Participant. No amendment of the Plan or Trust Agreements shall affect the rights and duties of the Trustee without its prior written consent. Upon the termination of the Plan, no distribution may be made to any U.S. Participant except as permitted by Code Section 409A and the proposed or final regulations issued by the United States Treasury Department thereunder.

10.3     Plan Administration.

            The Committee or the Board may by resolution make, amend, or repeal at any time and from time to time such rules or regulations not inconsistent herewith as it may deem necessary or advisable for the proper administration and operation of this Plan. In particular, the Board may delegate to any officers of an Employer such administrative duties and powers as it may see fit with respect to this Plan.

10.4     Plan Interpretation.

            Any questions of interpretation of the Plan will be submitted to the Committee for resolution. Any resolution of such a question of interpretation of the Plan by the Committee shall be final in all respects, and in particular, shall not be subject to any appeals whatsoever.

10.5     Authorized Officers.

            Two officers of the Company, one of whom must be the Chief Executive Officer, the Chief Financial Officer, the Chief People Officer, or the Chief Legal Officer, are hereby authorized to sign and execute all instruments and documents and do all things necessary or desirable for carrying out the provisions of the Plan and Trust Agreements. The Trustee shall be entitled to rely on a certificate of any one of the Chief Executive Officer, the Chief Financial Officer, the Chief People Officer or the Chief Legal Officer as to any of the following matters:

  (a)
  the date an Active Participant commences participation in the Plan;

  (b)
  a Participant's Termination Date; and

  (c)
  the date of death, Normal Retirement, or Permanent Disability of any Participant.

ARTICLE XI

General

11.1     Governing Law.

            The Plan and the Trust Agreements are established under the laws of the Province of Ontario and the rights of all parties and the construction and effect of each and every provision of this Plan and the Trust Agreements shall be according to the laws of the Province of Ontario and the laws of Canada applicable therein.

11.2     Binding and Assignment.

            This Plan and the Trust Agreements shall inure to the benefit of and be binding upon Cott, its successors and assigns. The interest hereunder of any Participant shall not be transferable or alienable by such Participant either by assignment or in any other manner whatsoever and, during his or her lifetime, shall be vested only in him or her, but, upon such Participant's death, shall inure to the benefit of and be binding upon the personal representatives of the Participant, except as otherwise provided by applicable law.

11.3     Plan Non-Contractual.

  (a)
  No Employment Rights.    Nothing contained in this Plan shall be construed as promise to any person of continued employment with an Employer, and nothing contained in this Plan shall be construed as an agreement or commitment on the part of an Employer to continue the employment or the rate of compensation of any person for any period. Following the Effective Date, all Employees of an Employer shall remain subject to discharge to the same extent as if the Plan had never been put into effect.

  (b)
  No Rights Absent Shareholder Approval.    In the event it is deemed that the Plan is not effective and nullified pursuant to Sections 1.2 and 10.1, each Active Participant shall thereupon be deemed to have a zero dollar ($0.00) Benefit Amount and to have no existing rights under the Plan.

11.4     Account Statements.

            A Participant will be provided with a summary of his or her accounts under the Plan at least as frequently as annually.

        IN WITNESS WHEREOF, the Employers hereby execute the Plan as of the Restatement Effective Date.

COTT CORPORATION
Per:
Name:
Title:

COTT BEVERAGES INC.
Per:
Name:
Title:

COTT BEVERAGES LIMITED
Per:
Name:
Title:

APPENDIX D

MANDATE OF THE BOARD OF DIRECTORS

Purpose

        The purpose of this mandate is to set out the responsibilities of the Board of Directors of the Corporation. The Board of Directors is committed to fulfilling its statutory mandate to supervise the management of the business and affairs of the Corporation with the highest standards of ethical conduct and in the best interests of the Corporation. The board approves the strategic direction of the Corporation and oversees the performance of the Corporation's business and management. The management of the Corporation is responsible for presenting strategic plans to the board for review and approval and for implementing the Corporation's strategic direction.

        This mandate should be read in conjunction with the Corporate Governance Guidelines of the Corporation which set out additional responsibilities of the Board of Directors and contain guidelines pertaining to, inter alia, board size, selection, expectations, committees and meetings.

Responsibilities

1.
To the extent feasible, the Board of Directors shall satisfy itself as to the integrity of the Chief Executive Officer and other senior officers and that the Chief Executive Officer and other senior officers create a culture of integrity throughout the Corporation.

2.
Review and approve the annual operating plan (including the capital budget), strategic plan (which takes into account, among other things, the opportunities and risks facing the Corporation's business) and business objectives of the Corporation that are submitted by management and monitor the implementation by management of the strategic plan. During at least one meeting each year, the Board of Directors will review the Corporation's long-term strategic plans and the principal issues that the Corporation expects to face in the future.

3.
Identify and review the principal business risks of the Corporation's business and oversee, with the assistance of the Audit Committee, the implementation and monitoring of appropriate risk management systems and the monitoring of risks.

4.
Ensure, with the assistance of the Corporate Governance Committee, the effective functioning of the Board of Directors and its committees in compliance with the corporate governance requirements of the Toronto Stock Exchange, the New York Stock Exchange and applicable legislation, and that such compliance is reviewed periodically by the Corporate Governance Committee.

5.
Develop the Corporation's approach to corporate governance. The Corporate Governance Committee shall develop a set of corporate governance principles and guidelines that are specifically applicable to the Corporation.

6.
Satisfy itself that internal controls and management information systems for the Corporation are in place, are evaluated as part of the internal auditing process and reviewed periodically on the initiative of the Audit Committee.

7.
Assess the performance of the Corporation's executive officers, including monitoring the establishment of appropriate systems for succession planning as set forth in the Corporate Governance Guidelines of the Corporation (including appointing, training and monitoring senior management) and for periodically monitoring the compensation levels of such executive officers based on determinations and recommendations made by the Human Resources and Compensation Committee.

8.
Ensure that the Corporation has in place a policy for effective communication with shareowners, other stakeholders and the public generally.

9.
Review and, where appropriate approve, the recommendations made by the various committees of the Board of Directors, including, without limitation, to: select nominees for election to the board; appoint directors to fill vacancies on the board; appoint and replace members of the various committees of the

D-1

  board and the lead director of each such committee; and, establish the form and amount of director compensation.

        The Board of Directors has delegated to the Chief Executive Officer, working with the other executive officers of the Corporation and its affiliates, the authority and responsibility for managing the business of the Corporation in a manner consistent with the standards of the Corporation.

        The Chief Executive Officer shall seek the advice and, in appropriate situations, the approval of the board with respect to extraordinary actions to be undertaken by the Corporation, including those that would make a significant change in the financial structure or control of the Corporation, the acquisition or disposition of any significant business, the entry of the Corporation into a major new line of business or transactions involving related parties.

Measures for Receiving Shareowner Feedback

        The Corporation shall provide a mechanism for receiving feedback from shareowners regarding its publicly disseminated materials and otherwise. Persons designated to receive such information shall be required to provide a summary of the feedback to the Board of Directors on a semi-annual basis or at such other more frequent intervals as they see fit. Specific procedures for permitting shareowner feedback and communication with the board will be prescribed by the Corporation's communications policy.

Expectations of Directors

        The Board of Directors shall develop and update, in conjunction with the Corporate Governance Committee, specific expectations of directors and such expectations shall be set out in the Corporate Governance Guidelines of the Corporation.

Annual Evaluation

        At least annually, the Board of Directors through the Corporate Governance Committee shall, in a manner it determines to be appropriate:

  •
  Conduct a review and evaluation of the performance of the board and its members, its committees and their members, including the compliance of the board with this mandate and of the committees with their respective charters.

  •
  Review and assess the adequacy of this mandate on an annual basis.

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APPENDIX E

AUDIT COMMITTEE (THE "COMMITTEE") CHARTER

Purpose

        The Committee is appointed by the Board of Directors (the "Board") to assist the Board in monitoring (1) the integrity of the financial statements of the Corporation, (2) the compliance by the Corporation with legal and regulatory requirements, (3) the independent auditors' qualifications and independence, and (4) the performance of the Corporation's internal auditors and independent auditors.

Responsibilities

1.
The Committee shall satisfy itself, on behalf of the Board, that:

(a)
the Corporation's quarterly and annual financial statements should be approved and included in the Corporation's regulatory filings;

(b)
the information contained in the Corporation's quarterly financial statements, Annual Report to shareowners and other financial disclosure information contained in documents such as Management's Discussion and Analysis of Financial Condition and Results of Operations ("MD&A"), the Annual Information Form and Form 10-K and the annual proxy statement and the financial information contained in any prospectus is not materially erroneous, misleading or incomplete;

(c)
the Corporation has implemented appropriate systems of internal control over financial controls and reporting and the safeguarding of the Corporation's assets and that these are operating effectively;

(d)
the audit function has been effectively carried out and that any matter which the independent auditors wish to bring to the attention of the Board has been addressed; and

(e)
the Corporation's independent auditors are qualified and independent of management.

2.
The Committee shall report regularly to the Board. The Committee should review with the full Board any issues that arise with respect to the quality and integrity of the Corporation's financial statements, the Corporation's compliance with legal and regulatory requirements, the performance and independence of the Corporation's independent auditors, and the performance of the internal auditors.

3.
The Committee shall meet separately, periodically, with management, with the internal auditors and with the independent auditors.

4.
The Committee shall discuss the annual audited financial statements and quarterly financial statements with management and the independent auditors, including the Corporation's disclosures under MD&A and recommend to the Board whether the audited financial statements should be included in the Corporation's Form 10-K. The Committee shall also review all of the Corporation's financial statements, MD&A and earnings press releases prior to public disclosure thereof by the Corporation.

5.
The Committee shall discuss with management and the independent auditors significant financial reporting issues and judgments made in connection with the preparation of the Corporation's financial statements, including any significant changes in the Corporation's selection or application of accounting principles, any major issues as to the adequacy of the Corporation's internal controls and any special steps adopted in light of material control deficiencies. The Committee shall ensure that adequate procedures are in place for reviewing the Corporation's disclosure of financial information extracted or derived from the Corporation's financial statements and periodically assess the adequacy of those procedures. The annual and interim financial statements must be approved by the full Board prior to their filing and release (unless, in the case only of the interim financial statements, the Board delegates this authority to the Committee).

6.
The Committee shall prepare the audit report required by the rules of the Securities and Exchange Commission and other applicable securities regulatory authorities to be included in the Corporation's annual proxy statement.

7.
The Committee is directly responsible for the resolution of disagreements between management and the independent auditors regarding financial reporting.

8.
The Committee shall discuss with management the Corporation's earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

9.
The Committee shall discuss with management the Corporation's policies with respect to risk assessment and risk management, including major financial risk exposures and the steps management has taken to monitor and control such exposure.

10.
The Committee shall review the effect of regulatory and accounting initiatives as well as off-balance sheet structures, if any, on the Corporation's financial statements.

11.
Subject to compliance with the requirements of applicable laws, the Committee shall have the sole authority to appoint, retain or replace the independent auditors (subject, if applicable, to shareholder ratification). The Committee shall be directly responsible for the compensation and oversight of the work of the independent auditors for the purpose of preparing or issuing an audit report or performing other audit, review or attest services. The independent auditors shall report directly to the Committee.

12.
The Committee shall review with the independent auditors any audit problems or difficulties and management's response. This review should include a discussion of (a) any restrictions on the scope of the independent auditors' activities or on access to requested information, and (b) any significant disagreements with management. The Committee may review, as it deems appropriate, (i) any accounting adjustments that were noted or proposed by the independent auditors but were "passed" (as immaterial or otherwise) (ii) any communications between the audit team and the audit firm's national office respecting auditing or accounting issues presented by the engagement; and (iii) any "management" or "internal control" letter issued, or proposed to be issued, by the audit firm to the Corporation.

13.
Subject to compliance with the requirements of applicable law, the Committee shall set clear hiring policies for employees or former employees and partners or former partners of the current and former independent auditors.

14.
(a)  The Committee shall, at least annually, obtain and review a report from the independent auditors describing (i) the independent auditors' internal quality-control procedures, (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (iii) any steps taken to deal with any such issues, and (iv) all relationships between the independent auditors and the Corporation.

(b)  Based on the above mentioned report, the Committee shall evaluate the qualifications, performance and independence of the independent auditors. In this evaluation, the Committee shall (i) consider whether the independent auditors' quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the independent auditors' independence, (ii) evaluate the lead partner of the independent auditors' team and make sure that there is a regular rotation of the lead partner, (iii) evaluate the independent auditors' team and make sure that there is a regular rotation in compliance with applicable laws, and (iv) take into account the opinions of management and internal auditors. The Committee shall present its conclusions with respect to the independent auditors to the Board.

15.
The Committee shall review and discuss quarterly reports from the independent auditors (required by Section 10A of the Securities Exchange Act of 1934 (the "Exchange Act")) on (a) all critical accounting policies and practices to be used, (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors, and (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

16.
The Committee shall be responsible for the pre-approval of all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Corporation by its independent auditors, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit.

17.
The Committee shall review the Corporation's internal accounting controls and information gathering systems, as well as the risks, priorities and deficiencies, if any, identified by the Corporation's independent and internal auditors, and ensure that appropriate corrective action is taken with respect thereto.

18.
The Committee shall review the scope and results of audit plans of the independent auditors and the objectivity, effectiveness and resources of the Corporation's internal auditors.

19.
The Committee shall review the performance and the remuneration of the Corporation's internal auditors and shall approve all decisions in connection therewith. The internal auditors shall report directly to the Committee.

20.
The Committee shall monitor and review the Corporation's (and its affiliates) compliance with environmental laws and regulations and ensure that a compliance program is developed and maintained by the Corporation.

21.
The Committee shall establish procedures for (a) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters, and (b) the confidential anonymous submission by employees of the issuer of concerns regarding questionable accounting or auditing matters.

22.
The members of the Committee shall have the right for the purpose of performing their duties to inspect all the books and records of the Corporation and its subsidiaries and of discussing such accounts and records and any matters relating to the financial position of the Corporation with the officers and independent and internal auditors of the Corporation and its subsidiaries and any member of the Committee may require the independent and internal auditors to attend any or every meeting of the Committee.

23.
It is understood that in order to properly carry out its responsibilities, the Committee shall have the right, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors, at the expense of the Corporation.

24.
The audit functions of the Committee may not be delegated to another committee.

25.
The Committee shall be responsible for those matters assigned to it under the Corporation's Code of Business Conduct and Ethics and Code of Ethics for Senior Officers.

26.
The Committee shall review and reassess the adequacy of this Charter periodically, at least on an annual basis, as conditions dictate. The Committee shall annually review and assess the Committee's own performance.

Structure

1.
The Board shall elect annually from among its members a committee to be known as the Audit Committee to be composed of at least three independent directors, none of whom shall (a) accept directly or indirectly from the Corporation or any subsidiary of the Corporation any consulting, advisory or other compensatory fee or (b) be affiliated with the Corporation or (c) be officers or employees of the Corporation or of any of its affiliates, or have been an officer or employee of the Corporation, any of its affiliates or the independent auditors in the three years prior to being appointed to the Committee or (d) be an immediate family member of any of these persons.

2.
Each member of the Committee shall meet the independence, experience and financial literacy requirements of any stock exchange upon which the Corporation's stock is listed from time to time and in accordance with applicable law, including applicable listing standards.

3.
Committee members shall not simultaneously serve on the audit committees of more than three other public companies unless the Board determines that simultaneous service on more than three other audit committees would not impair such member's ability to effectively serve on the Committee. If such a determination is made, it must be disclosed in the Corporation's annual proxy statement.

4.
A majority of the members of the Committee shall constitute a quorum. No business may be transacted by the Committee except at a meeting of its members at which a quorum of the Committee is present (in person or by means of telephone conference whereby each participant has the opportunity to speak to and hear one another) or by a resolution in writing signed by all the members of the Committee. Polling of Committee members in lieu of a meeting is not permitted.

5.
Each member of the Committee shall hold such office until the next annual meeting of shareowners after election as a member of the Committee. However, any member of the Committee may be removed or replaced at any time by the Board and shall cease to be a member of the Committee as soon as such member ceases to be a director or otherwise ceases to be qualified to be a member of the Committee.

6.
The Committee shall appoint one of its members to act as Chairman (the "Chairman"). The Chairman will appoint a secretary who will keep minutes of all meetings (the "Secretary"), which shall be circulated to members of the Board upon completion. The Secretary need not be a member of the Committee or a director and can be changed by simple notice from the Chairman.

7.
The Committee will meet as many times as is necessary to carry out its responsibilities, and shall meet without members of management present from time to time as requested by the Chairman of the Committee.

8.
The time at which and the place where the meetings of the Committee shall be held, the calling of meetings and the procedure in all respects of such meeting shall be determined by the Committee, unless otherwise provided for in the by-laws of the Corporation or otherwise determined by resolution of the Board.

9.
The members of the Committee shall be entitled to receive such remuneration for acting as members of the Committee as the Board may from time to time determine.

Cott Corporation

207 Queen's Quay West,
Suite 340
Toronto, Ontario
M5J 1A7 Canada
www.cott.com

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Form of Proxy — Annual and Special Meeting of Cott Corporation to be held on April 26, 2007

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1.
Every holder has the right to appoint some other person of their choice, who need not be a holder, to attend and act on their behalf at the Meeting. If you wish to appoint a person other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).

2.
If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.

3.
This proxy should be signed in the exact manner as the name appears on the proxy.

4.
If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.

5.
The securities represented by this proxy will be voted or withheld from voting in accordance with the instructions of the holder, however, if you do not specify how to vote in respect of any matter, your proxyholder is entitled to vote your shares as he or she sees fit. If this proxy does not specify how to vote on a matter, and if you have authorized a director or officer of Cott Corporation to act as your proxyholder, this proxy will be voted as recommended by Management. In particular, if your proxy does not specify how to vote, this proxy will be voted FOR the nominees listed in resolution number 1. Election of Directors, FOR the appointment of auditors set out in resolution number 2. Appointment of Auditors, FOR the passage of a resolution to approve the restatement of Cott Corporation's Executive Investment Share Purchase Plan set out in resolution number 3. and FOR the passage of a resolution to confirm the amendment to By-Law No. 2002-1 of Cott Corporation set out in resolution number 4.

6.
This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the Meeting and at any continuation of the Meeting after an adjournment thereof.

7.
This proxy should be read in conjunction with the accompanying documentation provided by Management.

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Proxies submitted must be received by 4:30 p.m. (local time in Toronto, Canada) on April 25, 2007.

THANK YOU

+			+
This Form of Proxy is solicited by and on behalf of Management.
Appointment of Proxyholder
I/We being shareowner(s) of Cott Corporation hereby appoint: Frank E. Weise III, Chairman, or failing him, Brent D. Willis, CEO	OR	Print the name of the person you are appointing if this person is someone other than the Chairman or CEO as my/our proxyholder with full power of substitution and to vote in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) at the Annual and Special Meeting of shareowners of Cott Corporation to be held at St. Andrew's Hall, St. Andrew's Club and Conference Centre, 150 King Street West, 27th Floor, Toronto, Ontario, Canada, on Thursday, April 26, 2007 at 8:30 a.m. (local time in Toronto, Canada), and at any continuation of the Meeting after an adjournment thereof. Discretionary authority is hereby conferred with respect to any amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the Meeting and at any continuation of the Meeting after an adjournment thereof. As of March 16, 2007, Management is not aware of any such amendments, variations or other matters to be presented at the Meeting.

1.  Election of Directors    The proposed nominees named in the accompanying Proxy Circular are:

01. George A. Burnett; 02. David T. Gibbons; 03. Serge Gouin; 04. Stephen H. Halperin; 05. Betty Jane Hess; 06. Philip B. Livingston; 07. Christine A. Magee; 08. Andrew Prozes; 09. Donald G. Watt; 10. Frank E. Weise III; 11. Brent D. Willis.

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FOR all nominees listed above: FOR all nominees listed above other than: WITHHOLD vote for all nominees listed above:	--> --> -->	☐ ☐ ☐	Please specify the name of the individual(s) from whom you wish to withhold your vote:

2.  Appointment of Auditors

Appointment of PricewaterhouseCoopers LLP as Auditors.	For --> ☐	Withhold -->	☐
Resolutions The Board of Directors recommends a vote for the following resolutions. Please read the resolutions in full in the accompanying Proxy Circular.
3.
	Approving the restatement of Cott Corporation's Executive Investment Share Purchase Plan in accordance with resolution set out as Appendix "A" of the Proxy Circular. See Appendix "A" to the Proxy Circular.	For -->	☐	Against -->	☐
4.	Confirming the amendment to By-Law No. 2002-1 of Cott Corporation in accordance with the resolution set out as Appendix "B" of the Proxy Circular. See Appendix "B" to the Proxy Circular.	For -->	☐	Against -->	☐

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Authorized Signature(s) — Sign Here — This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this proxy will be voted as recommended by Management.

Signature(s)
Date

00FWYA	C P T Q +

QuickLinks

THIS BOOKLET EXPLAINS
THIS BOOKLET CONTAINS
REGISTERED SHAREOWNERS
NON-REGISTERED BENEFICIAL SHAREOWNERS
AVAILABILITY OF FINANCIAL INFORMATION
PROXY CIRCULAR Table of Contents
VOTING AT THE MEETING
PROCEDURE FOR CONSIDERING SHAREOWNERS PROPOSALS
PRINCIPAL SHAREOWNERS
FINANCIAL STATEMENTS
ELECTION OF DIRECTORS
SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
COMPENSATION OF EXECUTIVE OFFICERS
REPORT OF THE HUMAN RESOURCES AND COMPENSATION COMMITTEE
COMPENSATION OF DIRECTORS
EQUITY COMPENSATION PLAN INFORMATION
DIRECTORS AND OFFICERS INSURANCE
CORPORATE GOVERNANCE
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
AUDITORS
ADDITIONAL INFORMATION
APPENDIX A RESTATEMENT OF THE EXECUTIVE INVESTMENT SHARE PURCHASE PLAN
APPENDIX B CONFIRMATION OF AMENDMENT TO BY-LAW NO. 2002-1
APPENDIX C RESTATED EXECUTIVE INVESTMENT SHARE PURCHASE PLAN
COTT CORPORATION EXECUTIVE INVESTMENT SHARE PURCHASE PLAN (2007 RESTATEMENT)
ARTICLE I Introduction
ARTICLE II Definitions
ARTICLE III Participation
ARTICLE IV Operation of the Plan
ARTICLE V Vesting of Common Share Units
ARTICLE VI Allocation and Vesting of Fiscal Year Cash Contributions
ARTICLE VII Distributions From CSU Accounts
ARTICLE VIII Distributions from Deferred Cash Accounts
ARTICLE IX Tax Matters
ARTICLE X Amendment, Termination and Administration
ARTICLE XI General
APPENDIX D MANDATE OF THE BOARD OF DIRECTORS
APPENDIX E AUDIT COMMITTEE (THE "COMMITTEE") CHARTER